APRIL 29, 2004                                           JPMCC 2004-C2


                      STRUCTURAL AND COLLATERAL TERM SHEET

                     ------------------------------------

                                  $701,293,000
                                 (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                                   Depositor

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-C2

                     ------------------------------------

                              JPMORGAN CHASE BANK
                       LASALLE BANK NATIONAL ASSOCIATION
                              ABN AMRO BANK N.V.
                         NOMURA CREDIT & CAPITAL, INC.
                     ARTESIA MORTGAGE CAPITAL CORPORATION
                             Mortgage Loan Sellers







JPMORGAN                     ABN AMRO INCORPORATED         [NOMURA LOGO OMITTED]
                              WACHOVIA SECURITIES


The analyses in this report are based upon information provided by JPMorgan Chase Bank, LaSalle Bank National Association, ABN AMRO Bank N.V., Chicago Branch, Nomura Credit & Capital, Inc. and Artesia Mortgage Capital Corporation (the "Sellers"). J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Final Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Final Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Final Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                                  KEY FEATURES

  CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                           ABN AMRO Incorporated
                           Nomura Securities International, Inc.

  CO-MANAGER:              Wachovia Capital Markets, LLC

  MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank (42.4%)
                           LaSalle Bank National Association (25.9%)
                           ABN AMRO Bank N.V., Chicago Branch (12.0%)
                           Nomura Credit & Capital, Inc. (11.4%)
                           Artesia Mortgage Capital Corporation (8.3%)

  MASTER SERVICER:         GMAC Commercial Mortgage Corporation

  SPECIAL SERVICER:        ARCap Servicing, Inc.

  TRUSTEE:                 Wells Fargo Bank, N.A.

  PAYING AGENT:            LaSalle Bank National Association

  RATING AGENCIES:         Moody's Investors Service, Inc.
                           Fitch, Inc.

  PRICING DATE:            On or about May 12, 2004

  CLOSING DATE:            On or about May 20, 2004

  CUT-OFF DATE:            With respect to each mortgage loan, the related due date of that mortgage loan in
                           May 2004 or, with respect to those mortgage loans that were originated in May
                           2004 and have their first payment date in June 2004, the date of origination.

  DISTRIBUTION DATE:       The 15th day of each month or, if the 15th day is not a business day, on the next succeeding business day, beginning in June 2004.

  PAYMENT DELAY:           14 days

  TAX STATUS:              REMIC

  ERISA CONSIDERATION:     Classes A-1, A-2, A-3, B, C, D & E

  OPTIONAL TERMINATION:    1.0% (Clean-up Call)

  MINIMUM DENOMINATIONS:   $10,000

  SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

                           COLLATERAL CHARACTERISTICS

COLLATERAL CHARACTERISTICS(1)                                   ALL MORTGAGE LOANS     LOAN GROUP 1      LOAN GROUP 2
-----------------------------                                  -------------------- ----------------- -----------------
INITIAL POOL BALANCE (IPB):                                    $1,044,969,381       $770,521,730      $274,447,651
NUMBER OF MORTGAGED LOANS:                                     132                  85                47
NUMBER OF MORTGAGED PROPERTIES:                                149                  85                64
AVERAGE CUT-OFF BALANCE PER LOAN:                              $7,916,435           $9,064,962        $5,839,312
AVERAGE CUT-OFF BALANCE PER PROPERTY:                          $7,013,217           $9,064,962        $4,288,245
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                   5.2934%              5.1991%           5.5584%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR(2):                    1.91x                2.09x             1.44x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV)(2):          65.4 %               62.6%             73.2%
WEIGHTED AVERAGE MATURITY DATE LTV(2),(3),(4):                 56.3%                54.5%             61.5%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(3):       117                  118               115
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(5):       346                  350               338
WEIGHTED AVERAGE SEASONING (MONTHS):                           2                    2                 3
10 LARGEST LOANS AS%  OF IPB(6):                               47.0%                52.8%             64.6%
SINGLE TENANT PROPERTIES AS%  OF IPB:                          4.8%                 6.4%              NAP

(1)  Excludes the Republic Plaza non-pooled component.

(2) All DSCRs, cut-off date LTVs and maturity date LTVs calculated in this Structural and Collateral Term Sheet include 1 mortgage loan which represents approximately 0.4% of the aggregate principal balance as of the cut-off date. The loan is secured by a residential cooperative property and has a cut-off date loan-to-value ratio of 2.6% and a debt service coverage ratio of 41.24x. Excluding this mortgage loan, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 65.6% and a weighted average debt service coverage ratio of 1.77x.

(3)  With respect to each ARD loan, to the related anticipated repayment date.

(4)  Excludes fully amortizing mortgage loans.

(5)  Excludes Mortgage loans that are interest only for their entire term.

(6)  Each group of cross-collateralized mortgage loans is treated as one loan.


                                    2 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                            SUMMARY OF CERTIFICATES

PUBLICLY OFFERED CLASSES
------------------------

--------------------------------------------------------------------------------------------------------------
                                   INITIAL CLASS
            EXPECTED RATINGS   CERTIFICATE BALANCE    CREDIT SUPPORT    WEIGHTED AVG.
   CLASS    (MOODY'S/FITCH)     OR NOTIONAL AMOUNT  (% OF BALANCE)(1)  LIFE (YEARS)(2)    PRINCIPAL WINDOW(2)
--------------------------------------------------------------------------------------------------------------
 A-1           Aaa/AAA              $92,000,000           13.250%            3.82             06/04-03/09
 A-2           Aaa/AAA             $100,000,000           13.250%            7.11             03/09-01/14
 A-3           Aaa/AAA             $440,063,000           13.250%            9.82             01/14-04/14
 B             Aa2/AA               $24,818,000           10.875%            9.99             05/14-05/14
 C             Aa3/AA-              $10,450,000            9.875%            9.99             05/14-05/14
 D              A2/A                $24,818,000            7.500%            9.99             05/14-05/14
 E              A3/A-                $9,144,000            6.625%            9.99             05/14-05/14
--------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES
-------------------------

-----------------------------------------------------------------------------------------------------------------------
                                       INITIAL CLASS
              EXPECTED RATINGS     CERTIFICATE BALANCE      CREDIT SUPPORT      WEIGHTED AVG.
   CLASS      (MOODY'S/FITCH)       OR NOTIONAL AMOUNT    (% OF BALANCE)(1)     LIFE (YEARS)(2)     PRINCIPAL WINDOW(2)
-----------------------------------------------------------------------------------------------------------------------
 X                 Aaa/AAA             $1,044,969,3813             N/A                 N/A                  N/A
 A-1A             Aaa/AAA                $274,447,000            13.250%               N/A                  N/A
 F               Baa1/BBB+                $11,756,000             5.500%               N/A                  N/A
 G               Baa2/BBB                  $7,837,000             4.750%               N/A                  N/A
 H               Baa3/BBB-                $11,756,000             3.625%               N/A                  N/A
 J                Ba1/BB+                  $6,531,000             3.000%               N/A                  N/A
 K                Ba2/BB                   $5,225,000             2.500%               N/A                  N/A
 L                Ba3/BB-                  $2,612,000             2.250%               N/A                  N/A
 M                 B1/B+                   $3,919,000             1.875%               N/A                  N/A
 N                 B2/B                    $2,612,000             1.625%               N/A                  N/A
 P                 B3/B-                   $2,613,000             1.375%               N/A                  N/A
 NR                NR/NR                  $14,368,381              N/A                 N/A                  N/A
 RP-1              A2/A                    $5,800,000              N/A                 N/A                  N/A
 RP-2              A3/A-                   $4,500,000              N/A                 N/A                  N/A
 RP-3             Baa1/BBB+                $4,750,000              N/A                 N/A                  N/A
 RP-4             Baa2/BBB                 $5,150,000              N/A                 N/A                  N/A
 RP-5             Baa3/BBB-                $7,800,000              N/A                 N/A                  N/A
---------------------------------------------------------------------------------------------------------------------

(1) The credit support percentages set forth for Class A-1, Class A-2, Class A-3 and Class A-1A Certificates are represented in the aggregate. The credit support percentages do not include the certificate balances for the Class RP-1, Class RP-2, Class RP-3, Class RP-4 and Class RP-5 Certificates.

(2) The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations-Weighted Average Life" in the preliminary prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

(3)  Notional Amount.


                                    3 of 70

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                              STRUCTURAL OVERVIEW

o For the purposes of making distributions to the Class A-1, A-2, A-3 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups (either "Loan Group 1" or "Loan Group 2").

o Generally, the Class A-1, A-2 and A-3 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-3 Certificates has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class B Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed (without regard to loan group) to the Class A-1, A-2, A-3 and A-1A Certificates, pro-rata.

o Interest payments will be made concurrently to Classes A-1, A-2, A-3 and A-1A (pro-rata to Class A-1, A-2, and A-3 from Loan Group 1, and to Class A-1A from Loan Group 2, the foregoing classes, together, the "Class A Certificates"), Classx and then, after payment of the principal distribution amount to such Classes (other than the Classx Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o The pass-through rates on the Class A-1, A-2, A-3, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and NR will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (or, with respect to the Republic Plaza loan based on the interest rate and principal balance of the pooled component), (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months),
     (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage.

o    All classes will accrue interest on a 30/360 basis.

o Losses will be borne by the Classes (other than the Classx Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, Class A-2, Class A-3 and Class A-1A Certificates (without regard to loan group).

o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Publicly Offered Certificates and the Class A-1A, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, F, G and H Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3 and A-1A Certificates) on each Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Classx Certificates).

                   Group Principal Paid to Class     Pass-Through Rate on Class -- Discount Rate
               x  -------------------------------  x --------------------------------------------
   YM Charge          Group Total Principal Paid         Mortgage Rate on Loan -- Discount Rate

o All prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Classx Certificates.

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

                                    4 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2



















                      [THIS PAGE INTENTIONALLY LEFT BLANK]


















                                    5 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                ALL MORTGAGE LOANS -- COLLATERAL CHARACTERISTICS

---------------------------------------------------------------------------------------------------------
                                       CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                   NUMBER           PRINCIPAL          % OF          WA         WA UW
BALANCES                            OF LOANS          BALANCE            IPB          LTV         DSCR
------------------------------   -------------   -----------------   ----------   ----------   ----------
 $1,038,012 -- $2,999,999                 53        $113,227,233         10.8%       70.3%         1.49x
 $3,000,000 -- $3,999,999                 19          67,514,364          6.5        68.8%         3.65x
 $4,000,000 -- $4,999,999                 13          56,985,206          5.5        74.5%         1.40x
 $5,000,000 -- $6,999,999                 15          87,535,378          8.4        70.1%         1.60x
 $7,000,000 -- $9,999,999                 10          84,676,787          8.1        73.6%         1.46x
 $10,000,000 -- $14,999,999               13         158,057,733         15.1        72.9%         1.41x
 $15,000,000 -- $24,999,999                4          76,321,745          7.3        67.1%         1.70x
 $25,000,000 -- $49,999,999                2          68,769,383          6.6        68.1%         1.54x
 $50,000,000 -- $125,000,000               3         331,881,552         31.8        53.6%         2.36x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                 132      $1,044,969,381        100.0%       65.4%         1.91x
---------------------------------------------------------------------------------------------------------
 AVERAGE PER LOAN:                $7,916,435
 AVERAGE PER PROPERTY:            $7,013,217
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                     RANGE OF MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL          % OF          WA         WA UW
RATES                             OF LOANS          BALANCE            IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------------
 4.2543% -- 4.9999%                     10        $282,132,456         27.0%       47.8%         3.16x
 5.0000% -- 5.4999%                     42         389,113,732         37.2        70.8%         1.52x
 5.5000% -- 5.9999%                     63         320,473,606         30.7        73.0%         1.39x
 6.0000% -- 6.4999%                     16          51,361,123          4.9        72.9%         1.37x
 6.5000% -- 6.6100%                      1           1,888,464          0.2        65.1%         1.22x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               132      $1,044,969,381        100.0%       65.4%         1.91x
---------------------------------------------------------------------------------------------------------
 WA MORTGAGE RATE:                  5.2934%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                              ORIGINAL TERM TO MATURITY/ARD IN MONTHS
---------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO               NUMBER         PRINCIPAL          % OF          WA         WA UW
MATURITY/ARD                  OF LOANS         BALANCE            IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------------
 60 -- 84                         17         $115,348,219         11.0%    70.3%            1.72x
 85 -- 120                       104          859,449,385         82.2     64.6%            1.98x
 121 -- 240                       11           70,171,777          6.7     67.5%            1.41x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         132       $1,044,969,381        100.0%    65.4%            1.91x
---------------------------------------------------------------------------------------------------------
 WA ORIGINAL TERM TO
 MATURITY/ARD:                   120
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                      GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------------------
                                NUMBER          PRINCIPAL        % OF        WA       WA UW
 STATE                      OF PROPERTIES       BALANCE          IPB        LTV       DSCR
---------------------------------------------------------------------------------------------------------
 MICHIGAN                         10          $170,557,981       16.3%     54.0%       2.34x
 CALIFORNIA                       19           170,067,107       16.3      70.8%       1.56x
   Southern                       17           157,535,607       15.1      70.6%       1.57x
   Northern                        2            12,531,500        1.2      72.6%       1.43x
 COLORADO                          9           166,526,068       15.9      52.5%       2.41x
 FLORIDA                          19            88,863,551        8.5      71.6%       1.40x
 TEXAS                            16            73,189,761        7.0      73.8%       1.43x
 OREGON                            1            41,500,000        4.0      59.5%       1.64x
 OTHER                            75           334,264,912       32.0      72.1%       1.91x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         149        $1,044,969,381      100.0%     65.4%       1.91x
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                        UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL         % OF          WA         WA UW
 UW DSCR                      OF LOANS         BALANCE           IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------------
 1.17X -- 1.19x                    1           $4,000,000         0.4%       74.6%         1.17x
 1.20X -- 1.29x                   22           90,781,833         8.7        71.5%         1.25x
 1.30X -- 1.39x                   28          150,399,973        14.4        75.4%         1.34x
 1.40X -- 1.49x                   43          321,987,652        30.8        74.2%         1.43x
 1.50X -- 1.59x                   12           76,837,096         7.4        74.4%         1.53x
 1.60X -- 1.69x                    6           83,929,192         8.0        61.6%         1.64x
 170X -- 1.99x                    10           43,936,894         4.2        63.4%         1.78x
 2.00X -- 2.99x                    9          269,301,341        25.8        46.8%         2.71x
 3.00X -- 41.24x                   1            3,795,400         0.4         2.6%        41.24x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         132       $1,044,969,381       100.0%       65.4%         1.91x
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                            REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
---------------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS        NUMBER         PRINCIPAL          % OF          WA         WA UW
TO MATURITY/ARD                OF LOANS         BALANCE            IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------------
 55 -- 84                          17         $115,348,219         11.0%    70.3%            1.72x
 85 -- 120                        104          859,449,385         82.2     64.6%            1.98x
 121 -- 240                        11           70,171,777          6.7     67.5%            1.41x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          132       $1,044,969,381        100.0%    65.4%            1.91x
---------------------------------------------------------------------------------------------------------
 WA REMAINING
 TERM TO MATURITY/ARD:            117
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                          PROPERTY TYPE DISTRIBUTION
----------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PROPERTY TYPE               SUB PROPERTY TYPE     PROPERTIES       BALANCE          IPB        LTV       DSCR
----------------------------------------------------------------------------------------------------------------
  RETAIL                 Anchored                       22        $180,041,105    17.2%      71.9%         1.57x
                         Regional Mall                   1         125,500,000    12.0       48.3%         2.63x
                         Shadow Anchored                 8          45,856,336     4.4       69.9%         1.38x
                         Unanchored                      8          33,245,519     3.2       74.1%         1.49x
                          SUBTOTAL                      39        $384,642,960    36.8%      64.1%         1.89x
----------------------------------------------------------------------------------------------------------------
  OFFICE                 Suburban                       11         $92,817,192     8.9%      73.0%         1.43x
                         CBD                             3         157,650,000    15.1       48.2%         2.50x
                          Subtotal                      14        $250,467,192    24.0%      57.4%         2.10x
----------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING   Manufactured Housing           39        $177,279,672    17.0%      73.2%         1.45x
----------------------------------------------------------------------------------------------------------------
  MULTIFAMILY            Garden                         36        $144,666,846    13.8%      70.3%         2.51x
                         Mid/High Rise                   6          17,528,030     1.7       71.5%         1.37x
                          Subtotal                      42        $162,194,876    15.5%      70.4%         2.39x
----------------------------------------------------------------------------------------------------------------
  INDUSTRIAL             Flex                            8         $42,999,660     4.1%      69.4%         1.52x
                         Warehouse/Distribution          2          14,165,133     1.4       75.2%         1.31x
                          Subtotal                      10         $57,164,793     5.5%      70.8%         1.47x
----------------------------------------------------------------------------------------------------------------
  SELF STORAGE           Self Storage                    3           $7,087,747   0.7%        63.1%        1.62x
----------------------------------------------------------------------------------------------------------------
  MIXED USE:             Office/Retail                   2           $6,132,141     0.6%      64.2%        1.43x
----------------------------------------------------------------------------------------------------------------
  TOTAL                  Total                         149      $1,044,969,381   100.0%      65.4%         1.91x
----------------------------------------------------------------------------------------------------------------

                                    6 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                ALL MORTGAGE LOANS -- COLLATERAL CHARACTERISTICS


----------------------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION           NUMBER      PRINCIPAL        % OF        WA         WA UW
TERM                           OF LOANS       BALANCE         IPB       LTV         DSCR
----------------------------------------------------------------------------------------------
 192 -- 240                        8        $25,334,643        2.8%    64.9%        1.30x
 241 -- 300                       24         98,652,522       11.1     69.8%        1.44x
 301 -- 330                        1         99,381,552       11.2     73.3%        1.42x
 331 -- 360                       96        665,800,664       74.9     66.9%        1.93x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         129       $889,169,381      100.0%    67.9%        1.80x
----------------------------------------------------------------------------------------------
 WA ORIGINAL
 AMORTIZATION TERM:              346
----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------
                                 NUMBER        PRINCIPAL        % OF            WA      WA UW
 CUT-OFF LTV                  OF LOANS         BALANCE           IPB           LTV      DSCR
-----------------------------------------------------------------------------------------------
 2.6% -- 49.9%                    12         $261,447,472         25.0%        44.7%    3.24x
 50.0% -- 59.9%                    5           56,986,822          5.5         57.9%    1.67x
 60.0% -- 64.9%                   12           62,927,196          6.0         62.2%    1.86x
 65.0% -- 69.9%                   14          107,148,013         10.3         67.6%    1.50x
 70.0% -- 74.9%                   28          231,916,661         22.2         72.9%    1.41x
 75.0% -- 80.0%                   60          297,273,834         28.4         77.6%    1.40x
 (greater than) 80.1%              1           27,269,383          2.6         81.2%    1.40x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         132       $1,044,969,381        100.0%        65.4%    1.91x
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                        AMORTIZATION TYPES
------------------------------------------------------------------------------------------------
                                 NUMBER        PRINCIPAL         % OF           WA      WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV       DSCR
------------------------------------------------------------------------------------------------
 BALLOON LOANS                   109         $535,624,526         51.3%        72.4%    1.74x
 PARTIAL INTEREST-ONLY             9          264,131,552         25.3         60.3%    2.05x
 INTEREST Only(2)                  3          155,800,000         14.9         51.1%    2.55x
 IO-ARD                            2           59,450,000          5.7         62.0%    1.53x
 FULLY AMORTIZING                  8           25,334,643          2.4         64.9%    1.30x
 ARD LOANS                         1            4,628,660          0.4         69.8%    1.41x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         132       $1,044,969,381        100.0%        65.4%    1.91x
------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       CURRENT OCCUPANCY RATES
-----------------------------------------------------------------------------------------------
CURRENT OCCUPANCY           NUMBER OF       PRINCIPAL       % OF         WA   WA UW
RATES                        PROPERTIES      BALANCE         IPB        LTV    DSCR
-----------------------------------------------------------------------------------------------
 52.3 -- 75.0               5               $13,839,898       1.3%      65.3%  1.71x
 75.1 -- 85.0               9               159,658,086      15.3       50.6%  2.43x
 85.1 -- 90.0              18                59,929,220       5.7       72.1%  1.43x
 90.1 -- 95.0              45               233,022,582      22.3       73.2%  1.46x
 95.1 -- 100.0             72               578,519,596      55.4       65.7%  2.01x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:   149           $1,044,969,381     100.0%      65.4%  1.91x
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                             REMAINING AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
REMAINING AMORTIZATION          NUMBER      PRINCIPAL        % OF          WA      WA UW
TERM                           OF LOANS       BALANCE      IPB             LTV      DSCR
-----------------------------------------------------------------------------------------------
 192 -- 240                        8        $25,334,643        2.8%        64.9%    1.30x
 241 -- 300                       24         98,652,522       11.1         69.8%    1.44x
 301 -- 330                        1         99,381,552       11.2         73.3%    1.42x
 331 -- 360                       96        665,800,664       74.9         66.9%    1.93x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         129       $889,169,381      100.0%        67.9%    1.80x
-----------------------------------------------------------------------------------------------
 WA REMAINING
 AMORTIZATION TERM:              345
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                         LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
-----------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL         % OF          WA       WA UW
 MATURITY/ARD LTV              OF LOANS        BALANCE           IPB         LTV        DSCR
-----------------------------------------------------------------------------------------------
  2.1% -- 29.9%                    1           $3,795,400         0.4%        2.6%    41.24x
 30.0% -- 49.9%                   16          305,051,029        29.9        48.4%     2.51x
 50.0% -- 59.9%                   32          184,940,163        18.1        66.8%     1.50x
 60.0% -- 64.9%                   40          328,650,702        32.2        73.8%     1.46x
 65.0% -- 69.9%                   32          175,527,840        17.2        77.3%     1.45x
 70.0% -- 74.3%                    3           21,669,605         2.1        79.8%     1.46x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         124       $1,019,634,738       100.0%       65.4%     1.93x
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED
-----------------------------------------------------------------------------------------------
                                 NUMBER        PRINCIPAL       % OF          WA    WA UW
 YEAR BUILT/RENOVATED        OF PROPERTIES      BALANCE         IPB         LTV     DSCR
-----------------------------------------------------------------------------------------------
 1950 -- 1959                      4           $10,090,086       1.0%      75.80%  1.45x
 1960 -- 1969                      7            21,658,098       2.1        71.8%  1.45x
 1970 -- 1979                     14            80,011,282       7.7        72.0%  1.51x
 1980 -- 1989                     25           108,411,559      10.4        71.9%  1.48x
 1990 -- 1999                     27           251,088,855      24.0        59.6%  2.02x
 2000 -- 2003                     67           544,593,926      52.1        65.2%  2.07x
 2004                              5            29,115,575       2.8        67.0%  1.30x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         149        $1,044,969,381     100.0%       65.4%  1.91x
-----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                       PREPAYMENT PROTECTION
-------------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL          % OF           WA      WA UW
 PREPAYMENT PROTECTION         OF LOANS        BALANCE            IPB          LTV       DSCR
-------------------------------------------------------------------------------------------------
 DEFEASANCE                      126         $965,665,826         92.4%        65.8%    1.78x
 YIELD MAINTENANCE                 6           79,303,555          7.6         60.9%    3.53x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         132       $1,044,969,381        100.0%        65.4%    1.91x
-------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) The mortgage loans provide for monthly payments of interest-only for their entire term of the mortgage loans and the payment of the entire principal amount at the mortgage loans at maturity.

(3)  Excludes fully amortizing mortgage loans.


                                    7 of 70
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1


-----------------------------------------------------------------------------------------------------
                                  CUT-OFF DATE PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                 NUMBER         PRINCIPAL        % OF          WA         WA UW
BALANCES                           OF LOANS         BALANCE         IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------------
 $1,266,121 - $2,999,999                 28       $62,604,855        8.1%        67.0%        1.53x
 $3,000,000 - $3,999,999                 11        38,535,199        5.0         64.4%        5.31x
 $4,000,000 - $4,999,999                  9        39,496,018        5.1         72.8%        1.42x
 $5,000,000 - $6,999,999                 12        69,730,851        9.0         70.0%        1.62x
 $7,000,000 - $9,999,999                  7        60,761,170        7.9         76.1%        1.46x
 $10,000,000 - $14,999,999               10       121,802,509       15.8         72.9%        1.40x
 $15,000,000 - $24,999,999                4        76,321,745        9.9         67.1%        1.70x
 $25,000,000 - $49,999,999                2        68,769,383        8.9         68.1%        1.54x
 $50,000,000 - $125,500,000               2       232,500,000       30.2         45.2%        2.76x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                  85      $770,521,730      100.0%        62.6%        2.09x
-----------------------------------------------------------------------------------------------------
 AVERAGE PER LOAN:               $9,064,962
 AVERAGE PER PROPERTY:           $9,064,962
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                   RANGE OF MORTGAGE INTEREST RATES
-----------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER         PRINCIPAL         % OF          WA         WA UW
RATES                             OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------------
 4.2543% - 4.9999%                       7      $271,682,456         35.3%        47.2%        3.21x
 5.0000% - 5.4999%                      30       235,333,963         30.5         70.0%        1.56x
 5.5000% - 5.9999%                      37       227,048,697         29.5         71.9%        1.39x
 6.0000% - 6.4999%                      10        34,568,149          4.5         71.9%        1.38x
 6.5000% - 6.6100%                       1         1,888,464          0.2         65.1%        1.22x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                 85      $770,521,730        100.0%        62.6%        2.09x
-----------------------------------------------------------------------------------------------------
 WA MORTGAGE RATE:                  5.1991%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                              ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------------------------
ORIGINAL TERM TO               NUMBER       PRINCIPAL         % OF          WA         WA UW
MATURITY/ARD                  OF LOANS        BALANCE          IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------
 60 - 84                          15        $98,358,011        12.8%        70.7%        1.73x
 85 - 120                         61        608,232,695        78.9         60.9%        2.21x
 121 - 240                         9         63,931,024         8.3         66.7%        1.41x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          85       $770,521,730       100.0%        62.6%        2.09x
--------------------------------------------------------------------------------------------------
 WA ORIGINAL TERM TO
 MATURITY/ARD:                   120
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------------------------
                             NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 STATE                       PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------
 CALIFORNIA                      18         $163,285,607        21.2%         70.6%        1.57x
   Southern                      17          157,535,607        20.5          70.6%        1.57x
   Northern                       1            5,750,000        0.80          69.7%        1.58x
 MICHIGAN                         4          135,843,059        17.6          49.7%        2.55x
 COLORADO                         5          133,787,225        17.4          47.4%        2.65x
 FLORIDA                          9           48,800,420         6.3          68.9%        1.41x
 OREGON                           1           41,500,000         5.4          59.5%        1.64x
 PENNSYLVANIA                     3           34,454,098         4.5          80.2%        1.41x
 NORTH CAROLINA                   2           21,725,968         2.8          75.4%        1.34x
 TEXAS                            7           20,344,283         2.6          73.1%        1.38x
 OTHER                           36          170,781,071        22.2          69.7%        2.38x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE          85         $770,521,730       100.0%         62.6%        2.09x
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                       UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------------------------
                               NUMBER       PRINCIPAL        % OF          WA         WA UW
 UW DSCR                     OF LOANS        BALANCE         IPB           LTV         DSCR
--------------------------------------------------------------------------------------------------
 1.17x - 1.19x                   1          $4,000,000        0.5%        74.6%        1.17x
 1.20x - 1.29x                  13          68,528,126        8.9         70.9%        1.25x
 1.30x - 1.39x                  15          80,751,280       10.5         74.0%        1.35x
 1.40x - 1.49x                  29         187,363,434       24.3         74.4%        1.43x
 1.50x - 1.59x                   7          61,714,476        8.0         74.2%        1.53x
 1.60x - 1.69x                   5          76,429,192        9.9         63.0%        1.64x
 1.70x - 1.99x                   6          20,838,481        2.7         62.1%        1.79x
 2.00x - 2.99x                   8         267,101,341       34.7         46.7%        2.72x
 3.002 - 41.24x                  1           3,795,400        0.5          2.6%       41.24x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE         85        $770,521,730      100.0%        62.6%        2.09x
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------------------------
RANGE OF REMAINING             NUMBER       PRINCIPAL         % OF          WA         WA UW
TERMS TO MATURITY             OF LOANS        BALANCE          IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------
 55 - 84                          15        $98,358,011        12.8%        70.7%        1.73x
 85 - 120                         61        608,232,695        78.9         60.9%        2.21x
 121 - 240                         9         63,931,024         8.3         66.7%        1.41x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          85       $770,521,730       100.0%        62.6%        2.09x
--------------------------------------------------------------------------------------------------
 WA REMAINING
 TERM TO MATURITY/ARD:           118
--------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                           PROPERTY TYPE DISTRIBUTION
----------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF      PRINCIPAL       % OF      WA UW        WA
 PROPERTY TYPE                 SUB PROPERTY TYPE     PROPERTIES      BALANCE         IPB       DSCR        LTV
----------------------------------------------------------------------------------------------------------------
  RETAIL                   Anchored                 22             $180,041,105      23.4%      1.57x   71.9%
                           Regional Mall            1               125,500,000      16.3       2.63x   48.3
                           Unanchored               8                45,856,336       6.0       1.38x   69.9
                           Shadow Anchored          8                33,245,519       4.3       1.49x   74.1
                            Subtotal                39             $384,642,960      49.9%      1.89x   64.1%
----------------------------------------------------------------------------------------------------------------
  OFFICE                   Suburban                 11              $92,817,192      12.0%      1.43x   73.0%
                           CBD                      3               157,650,000      20.5       2.50x   48.2
                            Subtotal                14             $250,467,192      32.5%      2.10x   57.4%
----------------------------------------------------------------------------------------------------------------
  INDUSTRIAL               Flex                     8               $42,999,660       5.6%      1.52x   69.4%
                           Warehouse/Distribution   2                14,165,133       1.8       1.31x   75.2
                            Subtotal                10              $57,164,793       7.4%      1.47x   70.8%
----------------------------------------------------------------------------------------------------------------
  MULTIFAMILY              Garden                   1                $3,795,400       0.5%     41.24x    2.6%
                           Mid/High Rise            3                $7,691,506       1.0       1.34x   63.5
                            Subtotal                4               $11,486,907       1.5%     14.52x   43.4%
----------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING     Manufactured Housing     13              $53,539,990       6.9%      1.56x   71.2%
----------------------------------------------------------------------------------------------------------------
  SELF STORAGE             Self Storage              3                7,087,747       0.9%      1.62x   63.1%
----------------------------------------------------------------------------------------------------------------
  MIXED USE                Office/Retail             2               $6,132,141       0.8%      1.43x   64.2%
----------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE                            85             $770,521,730     100.0%      2.09x   62.6%
----------------------------------------------------------------------------------------------------------------

                                    8 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1


--------------------------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERM IN MONTHS1
--------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION           NUMBER        PRINCIPAL      % OF          WA         WA UW
TERM                           OF LOANS        BALANCE       IPB           LTV         DSCR
--------------------------------------------------------------------------------------------------
 192 - 240                         7        $23,089,629        3.7%    64.6%        1.28x
 241 - 300                        11         58,000,259        9.2     70.5%        1.42x
 331 - 360                        65        547,431,842       87.1     65.0%        2.05x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          83       $628,521,730      100.0%    65.5%        1.96x
--------------------------------------------------------------------------------------------------
 WA ORIGINAL
 AMORTIZATION TERM:              350
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                 LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------------------------
                                NUMBER          PRINCIPAL       % OF       WA         WA UW
 CUT-OFF LTV                  OF LOANS           BALANCE        IPB        LTV         DSCR
--------------------------------------------------------------------------------------------------
 2.6% - 49.9%                     9        $251,651,801         32.7%    44.6%        3.30x
 50.0% - 59.9%                    4          51,986,822          6.7     58.3%        1.65x
 60.00% - 64.9%                  11          58,939,786          7.6     62.1%        1.89x
 65.0% - 69.9%                   10          87,854,586         11.4     68.0%        1.45x
 70.0% - 74.9%                   18          95,887,712         12.4     72.4%        1.42x
 75.0% - 80.0%                   32         196,931,640         25.6     77.2%        1.41x
 (greater than) 80.1%             1          27,269,383          3.5     81.2%        1.40x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         85        $770,521,730        100.0%    62.6%        2.09x
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                          AMORTIZATION TYPES
--------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL        % OF      WA         WA UW
 AMORTIZED TYPES               OF LOANS         BALANCE         IPB       LTV         DSCR
--------------------------------------------------------------------------------------------------
 BALLOON LOANS                   67        $382,053,441         49.6%    71.8%        1.88x
 PARTIAL INTEREST-ONLY            6         159,300,000         20.7     51.8%        2.45x
 INTEREST ONLY(2)                 2         142,000,000         18.4     49.7%        2.63x
 IO-ARD                           2          59,450,000          7.7     62.0%        1.53x
 FULLY AMORTIZING                 7          23,089,629          3.0     64.6%        1.28x
 ARD                              1           4,628,660          0.6     69.8%        1.41x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         85        $770,521,703        100.0%    62.6%        2.09x
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                      CURRENT OCCUPANCY RATES
--------------------------------------------------------------------------------------------------
CURRENT OCCUPANCY             NUMBER OF        PRINCIPAL       % OF       WA         WA UW
RATES                         PROPERTIES        BALANCE         IPB       LTV         DSCR
--------------------------------------------------------------------------------------------------
 52.3% - 75.0%                     4          $12,377,693        1.6%    64.3%        1.77x
 75.1% - 85.0%                     8          152,158,086       19.7     50.7%        2.47x
 85.1% - 90.0%                     7           24,194,482        3.1     69.4%        1.50x
 90.1% - 95.0%                    17          107,820,707       14.0     73.3%        1.46x
 95.1% - 100.0%                   49          473,970,763       61.5     63.6%        2.14x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          85         $770,521,730      100.0%    62.6%        2.09x
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------------------------
REMAINING AMORTIZATION          NUMBER        PRINCIPAL      % OF       WA          WA UW
TERM                           OF LOANS        BALANCE       IPB        LTV          DSCR
--------------------------------------------------------------------------------------------------
 192 - 240                         7        $23,089,629        3.7%    64.6%        1.28x
 241 - 300                        11         58,000,259        9.2     70.5%        1.42x
 331 - 360                        65        547,431,842       87.1     65.0%        2.05x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          83       $628,521,730      100.0%    65.5%        1.96x
--------------------------------------------------------------------------------------------------
 WA REMAINING
 AMORTIZATION TERM:              348
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                            LTV RATIOS AS OF THE MATURITY DATE/ARD(3)
--------------------------------------------------------------------------------------------------
                                  NUMBER      PRINCIPAL      % OF            WA          WA UW
 MATURITY/ARD LTV                OF LOANS      BALANCE       IPB             LTV          DSCR
--------------------------------------------------------------------------------------------------
 2.1% - 29.9%                         1        $3,795,400        0.5%     2.6%        41.24x
 30.0% - 49.9%                       11       286,259,618       38.3     47.9%         2.57x
 50.0% - 59.9%                       21       154,429,707       20.7     65.7%         1.52x
 60.0% - 64.9%                       26       181,255,120       24.3     73.8%         1.51x
 65.0% - 74.3%                       19       121,692,256       16.3     78.1%         1.45x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             78      $747,432,101      100.0%    62.5%         2.11x
--------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY:         54.5%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                      YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------------------------
                                NUMBER OF        PRINCIPAL     % OF      WA          WA UW
 YEAR BUILT/RENOVATED          PROPERTIES         BALANCE      IPB       LTV          DSCR
--------------------------------------------------------------------------------------------------
 1957 - 1959                       1           $5,689,152        0.7%    76.9%        1.46x
 1960 - 1969                       2            8,431,937        1.1     68.5%        1.56x
 1970 - 1979                       5           19,757,090        2.6     67.7%        1.73x
 1980 - 1989                      10           42,860,153        5.6     66.8%        1.62x
 1990 - 1999                      19          231,164,796       30.0     58.5%        2.07x
 2000 - 2003                      44          435,423,027       56.5     63.6%        2.22x
 2004                              4           27,195,575        3.5     66.8%        1.30x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          85         $770,521,730      100.0%    62.6%        2.09x
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
--------------------------------------------------------------------------------------------------
                                 NUMBER         PRINCIPAL       % OF     WA          WA UW
 PREPAYMENT PROTECTION         OF LOANS          BALANCE        IPB      LTV          DSCR
--------------------------------------------------------------------------------------------------
 DEFEASANCE                      79        $691,218,175         89.7%    62.8%        1.92x
 YIELD MAINTENANCE                6          79,303,555         10.3     60.9%        3.53x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         85        $770,521,730        100.0%    62.6%        2.09x
--------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) The mortgage loans provide for monthly payments of interest-only for their entire term of the mortgage loans and the payment of the entire principal amount at the mortgage loans at maturity.

(3)  Excludes fully amortizing mortgage loans.

                                    9 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2


--------------------------------------------------------------------------------------------------------
                                     CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                    NUMBER        PRINCIPAL        % OF     WA              WA UW
BALANCES                             OF LOANS        BALANCE         IPB      LTV              DSCR
--------------------------------------------------------------------------------------------------------
 $1,038,012 -- $2,999,999                25       $50,622,378        18.4%    74.3%            1.43x
 $3,000,000 -- $3,999,999                 8        28,979,165        10.6     74.6%            1.43x
 $4,000,000 -- $4,999,999                 4        17,489,189         6.4     78.4%            1.37x
 $5,000,000 -- $6,999,999                 3        17,804,527         6.5     70.7%            1.52x
 $7,000,000 -- $9,999,999                 3        23,915,617         8.7     67.2%            1.46x
 $10,000,000 -- $14,999,999               3        36,255,224        13.2     72.9%            1.46x
 $50,000,000 -- $99,381,552               1        99,381,552        36.2     73.3%            1.42x
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                 47      $274,447,651       100.0%    73.2%            1.44x
--------------------------------------------------------------------------------------------------------
 AVERAGE PER LOAN:               $5,839,312
 AVERAGE PER PROPERTY:           $4,288,245
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                      RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST           NUMBER        PRINCIPAL       % OF     WA               WA UW
RATES                               OF LOANS        BALANCE        IPB      LTV               DSCR
--------------------------------------------------------------------------------------------------------
 4.6800% -- 4.9999%                      3       $10,450,000        3.8%    63.2%            1.94x
 5.0000% -- 5.4999%                     12       153,779,768       56.0     72.1%            1.45x
 5.5000% -- 5.9999%                     26        93,424,909       34.0     75.7%            1.37x
 6.0000% -- 6.3100%                      6        16,792,974        6.1     75.1%            1.35x
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                47      $274,447,651      100.0%    73.2%            1.44x
--------------------------------------------------------------------------------------------------------
 WA MORTGAGE RATE:                  5.5584%
--------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                          ORIGINAL TERM TO MATURITY/ARD IN MONTHS
-----------------------------------------------------------------------------------------------
ORIGINAL TERM TO                NUMBER       PRINCIPAL        % OF      WA            WA UW
MATURITY/ARD                   OF LOANS       BALANCE         IPB       LTV            DSCR
-----------------------------------------------------------------------------------------------
 60 -- 84                          2        $16,990,208        6.2%    68.3%            1.64x
 85 -- 120                        43        251,216,690       91.5     73.5%            1.42x
 121 -- 240                        2          6,240,754        2.3     75.6%            1.38x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          47       $274,447,651      100.0%    73.2%            1.44x
-----------------------------------------------------------------------------------------------
 WA ORIGINAL TERM TO
 MATURITY/ARD:                   118
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                        GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------
                                NUMBER OF      PRINCIPAL        % OF      WA               WA UW
 STATE                         PROPERTIES       BALANCE         IPB       LTV               DSCR
------------------------------------------------------------------------------------------------------
 TEXAS                             9          $52,845,479        19.3%    74.0%            1.45x
 FLORIDA                          10           40,063,131        14.6     74.9%            1.39x
 MICHIGAN                          6           34,714,922        12.6     70.9%            1.48x
 COLORADO                          4           32,738,843        11.9     73.4%            1.42x
 ILLINOIS                          4           15,042,936         5.5     76.5%            1.43x
 OTHER                            31           99,042,339        36.1     72.3%            1.44x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          64         $274,447,651       100.0%    73.2%            1.44x
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------
                                 NUMBER      PRINCIPAL        % OF      WA               WA UW
 UW DSCR                       OF LOANS       BALANCE         IPB       LTV               DSCR
------------------------------------------------------------------------------------------------------
 1.21X -- 1.29X                   9         $22,253,707        8.1%    73.4%            1.26x
 1.30X -- 1.39X                  13          69,648,693       25.4     77.0%            1.34x
 1.40X -- 1.49X                  14         134,624,218       49.1     74.0%            1.43x
 1.50X -- 1.59X                   5          15,122,620        5.5     75.1%            1.52x
 1.60X -- 1.69X                   1           7,500,000        2.7     48.1%            1.64x
 1.70X -- 1.99X                   4          23,098,414        8.4     64.6%            1.78x
 2.00X -- 2.06X                   1           2,200,000        0.8     65.7%            2.06x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         47        $274,447,651      100.0%    73.2%            1.44x
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------------
RANGE OF REMAINING              NUMBER      PRINCIPAL        % OF      WA               WA UW
TERMS TO MATURITY/ARD          OF LOANS      BALANCE         IPB       LTV               DSCR
------------------------------------------------------------------------------------------------------
 56 -- 84                          2        $16,990,208        6.2%    68.3%            1.64x
 85 -- 120                        43        251,216,690       91.5     73.5%            1.42x
 121 -- 239                        2          6,240,754        2.3     75.6%            1.38x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          47       $274,447,651      100.0%    73.2%            1.44x
------------------------------------------------------------------------------------------------------
 WA REMAINING
 TERM TO MATURITY/ARD:           115
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                           PROPERTY TYPE DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF       PRINCIPAL         % OF     WA           WA UW
 PROPERTY TYPE                SUB PROPERTY TYPE     PROPERTIES         BALANCE          IPB     LTV           DSCR
---------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY              Garden                      35             $140,871,446      51.3%   72.1%         1.46x
                           Mid/High Rise                3                9,836,923       3.6    77.7%         1.40x
                            Subtotal                   38             $150,707,969      54.9%   72.5%         1.46x
---------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING     Manufactured Housing        26             $123,739,682      45.1%   74.1%         1.41x
---------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE                               64             $274,447,651     100.0%   73.2%         1.44x
---------------------------------------------------------------------------------------------------------------------

                                    10 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2

----------------------------------------------------------------------------------------------------
                             ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION          NUMBER       PRINCIPAL         % OF      WA              WA UW
TERM                          OF LOANS        BALANCE          IPB      LTV              DSCR
----------------------------------------------------------------------------------------------------
 240 -- 300                       14        $42,897,276        16.5%    68.7%            1.47x
 301 -- 330                        1         99,381,552        38.1     73.3%            1.42x
 331 -- 360                       31        118,368,823        45.4     75.6%            1.41x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          46       $260,647,651       100.0%    73.6%            1.42x
----------------------------------------------------------------------------------------------------
 WA ORIGINAL
 AMORTIZATION TERM:              338
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                 LTV RATIOS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------------
                                NUMBER       PRINCIPAL        % OF      WA              WA UW
 CUT-OFF LTV                  OF LOANS        BALANCE          IPB      LTV              DSCR
----------------------------------------------------------------------------------------------------
 43.3% -- 49.9%                   3          $9,795,671        3.6%    47.0%            1.55x
 50.0% -- 59.9%                   1           5,000,000        1.8     53.8%            1.88x
 60.0% -- 64.9%                   1           3,987,410        1.5     63.8%            1.40x
 65.0% -- 69.9%                   4          19,293,427        7.0     66.0%            1.72x
 70.0% -- 74.9%                  10         136,028,949       49.6     73.2%            1.41x
 75.0% -- 80.0%                  28         100,342,194       36.6     78.5%            1.39x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         47        $274,447,651      100.0%    73.2%            1.44x
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                          AMORTIZATION TYPES
----------------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL         % OF      WA              WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB      LTV              DSCR
----------------------------------------------------------------------------------------------------
 BALLOON LOANS                   42        $153,571,085         56.0%    73.9%            1.40x
 PARTIAL INTEREST-ONLY            3         104,831,552         38.2     73.2%            1.45x
 INTEREST Only(2)                 1          13,800,000          5.0     65.7%            1.70x
 FULLY AMORTIZING                 1           2,245,014          0.8     68.0%            1.48x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         47        $274,447,651        100.0%    73.2%            1.44x
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        CURRENT OCCUPANCY RATES
----------------------------------------------------------------------------------------------------
CURRENT OCCUPANCY             NUMBER OF       PRINCIPAL         % OF      WA              WA UW
RATES                         PROPERTIES        BALANCE          IPB      LTV              DSCR
----------------------------------------------------------------------------------------------------
 72.8% -- 90.0%              13               $44,696,944        16.3%    69.6%            1.42x
 90.1% -- 95.0%              28               125,201,874        45.6     73.0%            1.45x
 95.1% -- 100.0%             23               104,548,833        38.1     75.0%            1.42x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     64              $274,447,651       100.0%    73.2%            1.44x
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                              REMAINING AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------------
REMAINING AMORTIZATION         NUMBER        PRINCIPAL         % OF      WA              WA UW
TERM                          OF LOANS        BALANCE           IPB      LTV              DSCR
----------------------------------------------------------------------------------------------------
 239 -- 300                       14        $42,897,276        16.5%    68.7%            1.47x
 301 -- 330                        1         99,381,552        38.1     73.3%            1.42x
 331 -- 360                       31        118,368,823        45.4     75.6%            1.41x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          46       $260,647,651       100.0%    73.6%            1.42x
----------------------------------------------------------------------------------------------------
 WA REMAINING
 AMORTIZATION TERM:              337
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                            LTV RATIOS AS OF THE MATURITY DATE/ARD(3)
----------------------------------------------------------------------------------------------------
                               NUMBER       PRINCIPAL        % OF      WA              WA UW
 MATURITY/ARD LTV             OF LOANS       BALANCE         IPB       LTV              DSCR
----------------------------------------------------------------------------------------------------
 36.4% -- 49.9%                   5         $18,791,411        6.9%    55.8%            1.59x
 50.0% -- 59.9%                  11          30,510,456       11.2     72.3%            1.45x
 60.0% -- 64.9%                  14         147,395,582       54.1     73.8%            1.39x
 65.0% -- 69.9%                  15          72,314,981       26.6     76.7%            1.47x
 70.0% -- 72.1%                   1           3,190,208        1.2     79.8%            1.39x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         46        $272,202,637      100.0%    73.2%            1.44x
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                          YEAR BUILT/RENOVATED
----------------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL      % OF      WA              WA UW
 YEAR BUILT/RENOVATED       OF PROPERTIES     BALANCE       IPB       LTV              DSCR
----------------------------------------------------------------------------------------------------
 1950 -- 1959              3                  $4,400,934      1.6%  76.6%          1.44x
 1960 -- 1969              5                  13,226,162      4.8   73.9%          1.38x
 1970 -- 1979              9                  60,254,192     22.0   73.5%          1.43x
 1980 -- 1989              15                 65,551,406     23.9   75.3%          1.40x
 1990 -- 1999              8                  19,924,059      7.3   71.7%          1.34x
 2000 -- 2003              23                109,170,899     39.8   71.9%          1.49x
 2004                      1                   1,920,000      0.7   70.8%          1.25x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:   64               $274,447,651    100.0%  73.2%          1.44x
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        PREPAYMENT PROTECTION
----------------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL        % OF       WA              WA UW
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB       LTV              DSCR
----------------------------------------------------------------------------------------------------
 DEFEASANCE                  47            $274,447,651         100.0%    73.2%            1.44x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     47            $274,447,651         100.0%    73.2%            1.44x
----------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) The mortgage loans provide for monthly payments of interest-only for their entire term of the mortgage loans and the payment of the entire principal amount at the mortgage loans at maturity.

(3)  Excludes fully amortizing mortgage loans.

                                    11 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                LARGE LOAN PARI PASSU AND COMPANION LOAN SUMMARY


----------------------------------------------------------------------------------------------------------------------
                                                        CUT-OFF DATE       SHADOW
 LOAN                                     TRANSACTION   BALANCE           RATINGS(1)  SERVICER(2)     SPECIAL SERVICER
----------------------------------------------------------------------------------------------------------------------
 SOMERSET COLLECTION
                   Pari Passu A Note   LBUBS 2004-C2     $125,500,000      A2/AA-   Midland              Midland(3)
                   Pari Passu A Note   JPMCC 2004-C2      125,000,000      A2/AA-   GMAC/Midland 4       Midland(3)
                                                        =============
                       TOTAL A-NOTE:                     $251,000,000
                                                        =============
                              B Note        N/A            49,000,000       N/A     Midland              Midland(3)
                 TOTAL INDEBTEDNESS:                     $300,000,000
                                                        =============


 REPUBLIC PLAZA
             Pooled A Note Component   JPMCC 2004-C2     $107,000,000      A1/AAA   GMAC/Midland 5          ARCap
   Non-Pooled A Note Component (RP1)   JPMCC 2004-C2        5,800,000      A2/A     GMAC/Midland 5          ARCap
   Non-Pooled A Note Component (RP2)   JPMCC 2004-C2        4,500,000      A3/A-    GMAC/Midland 5          ARCap
   Non-Pooled A Note Component (RP3)   JPMCC 2004-C2        4,750,000    Baa1/BBB+  GMAC/Midland 5          ARCap
   Non-Pooled A Note Component (RP4)   JPMCC 2004-C2        5,150,000    Baa2/BBB   GMAC/Midland 5          ARCap
   Non-Pooled A Note Component (RP5)   JPMCC 2004-C2        7,800,000    Baa3/BBB-  GMAC/Midland 5          ARCap
                       TOTAL A NOTE:                     $135,000,000
                                                        =============
                              B Note        N/A            35,000,000       N/A     Midland                 ARCap
                 TOTAL INDEBTEDNESS:                     $170,000,000
                                                        =============
----------------------------------------------------------------------------------------------------------------------

----------------------
FOOTNOTES:

(1) Ratings shown for the LBUBS 2004-C2 transaction are from Moody's Investor's Service, Inc. and Standard & Poor's Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

(2) Midland = Midland Loan Services, Inc.; GMAC = GMAC Commercial Mortgage Corporation; ARCap - ARCap Servicing, Inc.

(3) Special Servicer noted shall serve as the initial Special Servicer in an event of default, subject to the controling holder's right to replace the Special Servicer

(4) GMAC will serve as the Master Servicer for all loans in the JPMCC 04-C2 transaction, however, Midland Loan Services, Inc. will serve as the primary servicer for both pari passu A nots as dictated by the LBUBS 2004-C2 PSA

(5) GMAC will serve as the Master Servicer for all loans in the JPMCC 04-C2 transaction, however, Midland Loan Services, Inc. will serve as the primary servicer for both the pooled and non-pooled components of the A note as well as the B note.


                                    12 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                              TOP 10 MORTGAGE LOANS


---------------------------------------------------------------------------------------------------------
   LOAN                   LOAN NAME                  LOAN       CUT-OFF DATE         % OF
 SELLER(1)                (LOCATION)                GROUP         BALANCE            IPB
---------------------------------------------------------------------------------------------------------
 ABN AMRO   Somerset Collection                    1            $125,500,000         12.0%
            (Troy, MI)

 JPMCB      Republic Plaza                         1             107,000,000(3)      10.2(3)
            (Denver, CO)

 JPMCB      Hometown America Portfolio VII         2              99,381,552           9.5
            (Various, Various)

 AMCC       Robert Duncan Plaza                    1              41,500,000           4.0
            (Portland, OR)

 LASALLE    Shoppes at English Village             1              27,269,383           2.6
            (North Wales, PA)

 JPMCB      Eastlake Village Marketplace           1              22,891,395           2.2
            (Chula Vista, CA)

 LASALLE    Gateway Chula Vista                    1              18,980,350           1.8
            (Chula Vista, CA)

 JPMCB      Employers Reinsurance Corporation II   1              17,950,000           1.7
            (Kansas City, MO)

 JPMCB      Amerige Heights Town Center            1              16,500,000           1.6
            (Fullerton, CA)

 LASALLE    Slidell Center                         1              14,582,942           1.4
            (Slidell, LA)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
    TOTAL/WEIGHTED AVERAGE:                                     $491,555,622          47.0%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
   LOAN                    UNIT OF     LOAN PER          UW            CUT-OFF     PROPERTY
 SELLER(1)      UNITS      MEASURE       UNIT           DSCR         LTV RATIO    TYPE
---------------------------------------------------------------------------------------------------------
 ABN AMRO      753,860   SF              $333(2)        2.63x(2)        48.3%(2)  Retail
 JPMCB       1,292,123   SF               $83(3)        2.92x(3)        41.5%(3)  Office
 JPMCB           3,895   Pads         $25,515           1.42x           73.3%     Manufactured Housing
 AMCC          332,608   SF              $125           1.64x           59.5%     Office
 LASALLE       104,014   SF              $262           1.40x           81.2%     Retail
 JPMCB          77,042   SF              $297           1.65x           68.1%     Retail
 LASALLE       100,321   SF              $189           1.40x           71.6%     Office
 JPMCB         166,641   SF              $108           1.26x           67.7%     Office
 JPMCB          96,679   SF              $171           2.61x           60.0%     Retail
 LASALLE       139,534   SF              $105           1.54x           75.4%     Retail
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
    TOTAL/WEIGHTED AVERAGE:                             2.12x            58.4%
---------------------------------------------------------------------------------------------------------

 (1) "JPMCB" = JPMorgan Chase Bank; "LaSalle" = LaSalle Bank National Association; "ABN AMRO" = ABN AMRO Bank N.V., Chicago Branch; "AMCC" = Artesia Mortgage Capital Corporation
 (2) Calculated based on the aggregate cut-off date principal balance of the Somerset Collection loan and the Somerset Collection pari passu companion loan but excludes the cut-off date principal balance of the Somerset Collection B note.
 (3)   Represents only the pooled component of the Republic Plaza loan.


                                    13 of 70

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                              SOMERSET COLLECTION

























                    [3 PHOTOS OF SOMERSET COLLECTION OMITTED]





















                                    14 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                              SOMERSET COLLECTION

-------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $125,500,000 (Pari Passu)(1)

 CUT-OFF PRINCIPAL BALANCE:    $125,500,000 (Pari Passu)(1)

 %  OF POOL BY IPB:            12.0%

 SHADOW RATING (M/F)(2):       A2/AA-

 LOAN SELLER:                  ABN AMRO Bank N.V., Chicago Branch

 BORROWER:                     Somerset Collection Limited Partnership

 SPONSOR:                      Frankel/Forbes-Cohen, a Michigan
                               Co-Partnership

 ORIGINATION DATE:             2/9/2004

 INTEREST RATE:                4.8290%(5)

 INTEREST ONLY PERIOD:         120 months

 MATURITY DATE:                2/11/2014

 AMORTIZATION TYPE:            Interest Only

 ORIGINAL AMORTIZATION:        NAP

 REMAINING AMORTIZATION:       NAP

 CALL PROTECTION:              L(24),Def(86),O(7)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     CMA

 ADDITIONAL DEBT:              $174,500,000

 ADDITIONAL DEBT TYPE:         Represents the pari passu A1 note and
                               the subordinate B note

 LOAN PURPOSE:                 Refinancing
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     ESCROWS
-------------------------------------------------------------------------------
 ESCROWS/RESERVES:    INITIAL     MONTHLY
                     ----------------------
 TI/FREE RENT:       $488,308(8)    $0


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                    PROPERTY INFORMATION
-------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Retail -- Super-Regional Mall

 SQUARE FOOTAGE:           1,443,724(3)

 LOCATION:                 Troy, MI

 YEAR BUILT/RENOVATED:     1969/1997

 OCCUPANCY:                98.8%(4)

 OCCUPANCY DATE:           2/9/2004

 NUMBER OF TENANTS(6):     170

 HISTORICAL NOI:

     2001:                 $28,652,880

     2002:                 $28,942,240

     2003:                 $28,424,577

 UW NOI:                   $33,618,470

 UW NET CASH FLOW:         $32,325,010

 APPRAISED VALUE:          $519,500,000

 APPRAISAL DATE:           1/8/2004


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
-------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $333(7)
 CUT-OFF DATE LTV:                48.3%(7)
 MATURITY LTV:                    48.3%(7)
 UW DSCR:                          2.63x(7)



-------------------------------------------------------------------------------

(1) Represents the A2 note in a whole loan with an aggregate principal amount of $300,000,000 and evidenced by 3 notes. The A2 note is pari passu in right of payment with a $125,500,000 A1 note, and is senior in right of payment to a $49,000,000 B note that is subordinate to each of the A1 and A2 notes. Neither the A1 note nor the B note is included in the trust.

(2) Moody's and Fitch each have confirmed that the Somerset Collection Loan has credit characteristics consistent with investment-grade rated obligations.

(3) Square footage reflects total gross leasable area of the Somerset Collection Mall, not all of which is part of the collateral for the Somerset Collection loan. The collateral totals approximately 753,860 square feet, which includes in-line space, the Neiman Marcus pad and improvements, and two improved outparcels, plus three parking garages with a total of approximately 7,200 parking spaces. Each of Marshall Field's and Nordstrom owns its respective store and leases its respective pad from the Somerset Collection borrower. The pads, but not the stores, for each of Marshall Field's and Nordstrom are part of the collateral for the Somerset Collection loan. Saks Fifth Avenue owns its pad and store, neither of which are part of the collateral for the Somerset Collection loan.

(4) Occupancy Percentage (%) reflects overall mall occupancy. Collateral Occupancy Percentage (%) is 97.6%.

(5) In the absence of default, the Somerset Collection loan and the Somerset Collection pari passu companion loan will accrue interest at such rate, per annum. In the absence of default, the Somerset Collection B note will accrue interest at a rate of 5.3400% per annum.

(6)  Based on the total number of leases.

(7) Calculated based on the aggregate cut-off date principal balance of the Somerset Collection loan and the Somerset Collection pari passu companion loan, but excludes the cut-off date principal balance of the Somerset Collection B note.

(8) Unfunded tenant improvement obligations and/or free rent for Ann Taylor Loft, Williams-Sonoma, Z Galleries and Hollister.

                                    15 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------------------------------------------
                              SOMERSET COLLECTION
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   ANCHOR TENANTS
                                                                                                   BASE       LEASE
                                                       MOODY'S/    SQUARE      % OF     SALES     RENT     EXPIRATION
 TENANT NAME          PARENT COMPANY                    S&P(1)      FEET      GLA(2)     PSF       PSF        YEAR
--------------------------------------------------------------------------------------------------------------------
 MARSHALL FIELD'S    Target Corporation                 A2/A      291,264      20.2%  $328       $1.03       2027
 NORDSTROM           Nordstrom, Inc.                  Baa1/NR     240,000      16.6%  $327       $0.58       2027
 SAKS FIFTH AVENUE   Saks Incorporated                 Ba3/BB-    158,600      11.0%  $308       NAP          NAP
 NEIMAN MARCUS       The Neiman Marcus Group, Inc.    Baa2/NR     143,901      10.0%  $361       $2.08       2012
--------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT IN-LINE TENANTS
--------------------------------------------------------------------------------------------------------------------
 CRATE & BARREL      Euromarket Designs, Inc.           NR/NR      22,465       1.6%  $623      $44.51       2013
 EDDIE BAUER(3)      Spiegel Inc.                       NR/NR      21,375       1.5%  $239      $30.00       2007
 BANANA REPUBLIC     The Gap, Inc.                     Ba3/BB+     18,142       1.3%  $673      $35.00       2011
 POTTERY BARN        Williams-Sonoma, Inc.              NR/NR      13,291       0.9%  $465      $28.00       2009
 EXPRESS             Limited Brands                   Baa1/NR      12,500       0.9%  $654      $40.00       2013
--------------------------------------------------------------------------------------------------------------------

THE LOAN. The Somerset Collection loan is secured by a fee simple mortgage on a portion of the Somerset Collection Mall, an approximate 1,443,724 square foot super-regional mall located in Troy, Michigan. The Somerset Collection loan is pari passu with one note and is senior to another note that are each also secured by the Somerset Collection mortgaged property, but are not included in the trust.

The Somerset Collection loan has a remaining term of 117 months and matures on February 11, 2014. The Somerset Collection loan may not be prepaid, in full or in part, until after August 10, 2013. From and after August 11, 2013, the Somerset Collection loan may be prepaid in full, without payment of any prepayment consideration, provided that the Somerset Collection pari passu companion loan and the Somerset Collection B note are simultaneously prepaid in full.

THE BORROWER. The borrower is Somerset Collection Limited Partnership, a Michigan limited partnership. The Somerset Collection Limited Partnership is a single-purpose entity whose ownership is divided and indirectly controlled among Forbes family members, Frankel family members and the Maurice Cohen Estate. Forbes family members are affiliated with The Forbes Company, LLC, a privately held Michigan limited liability company. The Forbes Company, LLC currently manages the Somerset Collection, The Mall at Millenia in Orlando, Florida (an approximately 1.1 million square foot property), The Gardens of the Palm Beaches in Palm Beach Gardens, Florida (an approximately 1.3 million square foot property), and Waterside Shops in Pelican Bay, located near Naples, Florida (an approximately 260,000 square foot property). Forbes family members through affiliated entities have developed approximately 8.8 million square feet of regional and super-regional malls, and an additional 1.7 million square feet of class A office space. Frankel family members through affiliated entities maintain holdings, other than the Somerset Collection, which include a hotel, multifamily, office and commercial properties. Maurice Cohen was an investor in the Somerset Collection and was originally affiliated with and worked as a development partner with a Forbes family member beginning in the early 1960's.

THE PROPERTY. The Somerset Collection mortgaged property consists of approximately 597,759 square feet of in-line mall space, the approximately 143,901 square-foot Neiman Marcus anchor pad and improvements, and 12,200 square feet on two improved outparcels. The Somerset Collection Mall is anchored by four national department stores (Marshall Field's, Nordstrom, Saks Fifth Avenue and Neiman Marcus) that occupy an aggregate approximately 833,765 square feet, or approximately 57.8% of the total leasable area of the Somerset Collection mortgaged property. Of these anchor tenants, Saks Fifth Avenue owns its store and pad (neither of which are part of the collateral), Marshall Field's and Nordstrom each own their respective stores and lease their respective pads from the borrower (of which the pads, but not the stores, are part of the collateral), and Neiman Marcus leases its store and pad (both of which are part of the collateral) from the borrower.

The Somerset Collection is an approximate 1,443,724 square foot, trophy-class super-regional mall located on the north and south sides of West Big Beaver Road in Troy, Michigan. Somerset Collection South (south of West Big Beaver
Road) was initially developed in 1969 as a single level, two-anchor mall. Subsequent expansions occurred in 1992 to Somerset Collection South. Somerset Collection North (north of West Big Beaver Road) was developed in 1997, and, at that time, an enclosed skywalk, with moving sidewalks, was built connecting Somerset Collection North to Somerset Collection South. Somerset Collection South is now a two-level enclosed mall with approximately 530,000 square feet, anchored by Neiman Marcus and Saks Fifth Avenue. Somerset Collection North is a three-level enclosed mall with approximately 914,000 square feet, anchored by Nordstrom and Marshall Field's. There are approximately 7,200 parking spaces, including approximately 3,780 covered parking spaces in three parking garages, and approximately 3,420 surface parking spaces. Valet parking is provided, enabling patrons to have their vehicles retrieved from either side of the Somerset Collection.


(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2) Percent of GLA is based on total gross leasable area of the Somerset Collection mortgaged property.

(3) Eddie Bauer, Inc., a Delaware Corporation, filed a voluntary petition for reorganization under Chapter 11 of the Federal bankruptcy code on March 17, 2003.

                                    16 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                              SOMERSET COLLECTION

The Somerset Collection Mall includes 165 in-line retail stores, including Crate & Barrel, Eddie Bauer, Banana Republic, Pottery Barn, Express and a number of stores for which the Somerset Collection Mall is the only Michigan presence, such as Cartier, Louis Vuitton, Gucci, Tiffany & Co., Burberry and Max Mara. Comparable in-line mall store sales for the twelve months ended December 31, 2003, for tenants with less than 10,000 square feet, were approximately $600 per square foot, and occupancy costs for the in-line tenants were 12.0%. As of February 9, 2004, based on square footage leased, collateral occupancy at the Somerset Collection Mall was approximately 97.6% and overall occupancy was approximately 98.8%.

The construction of the parking structure (the "Somerset North Parking Structure") that services Somerset Collection North, which contains approximately 4,000 of the approximate 7,200 total parking spaces for the Somerset Collection mortgaged property, was financed through a 1995 bond financing by the Downtown Development Authority of the City of Troy (the "DDA") relating to the issuance of Series A Bonds and Series B Bonds in the aggregate original principal amount of $17,055,000, under which the 99% limited partner of Somerset Collection Limited Partnership (the "Somerset Developer") agreed to develop and convey the Somerset North Parking Structure to the DDA in return for the proceeds of a bond offering. The outstanding balance on the Bonds is approximately $8,505,000 and the Series B Bonds have been fully defeased. The principal and accrued interest on the Bonds are required to be repaid pursuant to assignment agreements recorded against Somerset Collection North solely from tax incremental revenues which are attributable to increases in the value of property in the downtown development area within which Somerset Collection North is located. The tax increment revenues are assessed and collected in the same manner as real property taxes. The Somerset Developer owns the site (the "Somerset North Parking Site") upon which the Somerset North Parking Structure is located. The DDA leases the Somerset North Parking Garage Site from the Somerset Developer, pursuant to a ground lease. The Somerset Developer has also pledged its fee interest in the Somerset North Parking Site to the mortgagee in connection with the Somerset Collection loan.

THE MARKET1. The Somerset Collection mortgaged property is located at 2800 West Big Beaver Road in Troy, Oakland County, Michigan, which is situated approximately 15 miles north of downtown Detroit, Michigan. In addition to being located in a fairly prominent location on West Big Beaver Road, the Somerset Collection mortgaged property has good regional drawing power as it is less than one mile east of Interstate 75, a highway that extends from downtown Detroit to the Michigan Peninsula and into Canada to the north. While the Somerset Collection mortgaged property's closest competitors, Oakland Mall in Troy, Michigan, Lakeside Mall in Sterling Heights, Michigan, and Twelve Oaks Mall in Novi, Michigan, are located within a 20 mile radius, the Somerset Collection mortgaged property itself is considered the dominant upscale super-regional small in the Detroit metropolitan area.

The trade area in which the Somerset Collection mortgaged property is located is the Detroit Primary Metropolitan Statistical Area ("PMSA") in southeastern Michigan. The Detroit PMSA has a population of approximately 4.5 million and is the seventh largest PMSA in the United States. The neighboring Ann Arbor PMSA includes two universities, the University of Michigan and Eastern Michigan University. According to the appraiser, the Detroit PMSA, together with the Ann Arbor PMSA (collectively, the "Detroit Region") has an average annual household income of $72,600 (approximately 15% above the average annual household income in the United States of $63,200). Also, Detroit is a regional transportation hub and is the largest foreign trade zone in the nation based on geographic size and volume, with more than half of all U.S.-Canadian trade passing through the Detroit metropolitan area.

PROPERTY MANAGEMENT. The Somerset Collection mortgaged property is managed by The Forbes Company, LLC.

--------- ----------- ---------- ---------- -------------- ------------ ------------- ------------- ------------- --------------
                                                    LEASE ROLLOVER SCHEDULE(2)

             NUMBER      SQUARE      % OF                    % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE%
           OF LEASES     FEET        GLA       BASE RENT       RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR       EXPIRING   EXPIRING   EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------- ----------- ---------- ---------- -------------- ------------ ------------- ------------- ------------- --------------
 VACANT      NAP        17,915        2.4%           NAP          NAP       17,915          2.4%             NAP         NAP
 2004         10        30,517        4.0     $1,370,305         4.8%       48,432          6.4%      $1,370,305         4.8%
 2005         5          8,817        1.2        446,907         1.6        57,249          7.6%      $1,817,212         6.4%
 2006         41        72,246        9.6      4,121,230        14.5       129,495         17.2%      $5,938,442        21.0%
 2007         29       121,819       16.2      5,219,209        18.4       251,314         33.3%     $11,157,651        39.4%
 2008         13        35,865        4.8      2,023,041         7.1       287,179         38.1%     $13,180,692        46.5%
 2009         10        42,381        5.6      1,804,648         6.4       329,560         43.7%     $14,985,340        52.9%
 2010         6         14,775        2.0        886,665         3.1       344,335         45.7%     $15,872,005        56.0%
 2011         12        57,828        7.7      2,414,352         8.5       402,163         53.3%     $18,286,357        64.5%
 2012         9        165,081       21.9      1,629,940         5.8       567,244         75.2%     $19,916,297        70.3%
 2013         15        87,189       11.6      3,963,305        14.0       654,433         86.8%     $23,879,602        84.3%
 2014         12        52,745        7.0      2,592,345         9.1       707,178         93.8%     $26,471,947        93.4%
 AFTER        6         46,682        6.2      1,865,621         6.6       753,860        100.0%     $28,337,568       100.0%
--------- ----------- ---------- ---------- -------------- ------------ ------------- ------------- ------------- --------------
 TOTAL       168       753,860      100.0%   $28,337,568       100.0%
--------- ----------- ---------- ---------- -------------- ------------ ------------- ------------- ------------- --------------

(1) Certain information from the Somerset Collection loan appraisal dated January 8, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)  Based on collateral square footage of 753,860.

                                    17 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2


                              SOMERSET COLLECTION











              [MAP INDICATING SOMERSET COLLECTION LOCATION OMITTED]




























                                    18 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                              SOMERSET COLLECTION














                  [AERIAL PHOTO OF SOMERSET COLLECTION OMITTED]























                                    19 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                                 REPUBLIC PLAZA


















                      [2 PHOTOS OF REPUBLIC PLAZA OMITTED]













                                    20 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                                 REPUBLIC PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE(1): $107,000,000 (Pooled Component)

 CUT-OFF PRINCIPAL BALANCE(1):  $107,000,000 (Pooled Component)

 % OF POOL BY IPB:              10.2%

 SHADOW RATING (M/F)(2):        A1/AAA

 LOAN SELLER:                   JPMorgan Chase Bank

 BORROWER:                      Brookfield Republic Plaza LLC

 SPONSOR:                       Brookfield Properties (US) LLC

 ORIGINATION DATE:              3/31/2004

 INTEREST RATE:                 4.2543%

 INTEREST ONLY PERIOD:          24 months

 MATURITY DATE:                 4/1/2014

 AMORTIZATION TYPE:             Balloon

 ORIGINAL AMORTIZATION:         360 months

 REMAINING AMORTIZATION:        360 months

 CALL PROTECTION:               L(24),Def(91),O(4)

 CROSS-COLLATERALIZATION:       No

 LOCK BOX:                      CMA

 ADDITIONAL DEBT:               $63,000,000

 ADDITIONAL DEBT TYPE:          B-note ($35,000,000),
                                Non-pooled component ($28,000,000)

 LOAN PURPOSE:                  Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                    INITIAL        MONTHLY

                                    ------------------------

   Unfunded Tenant Obligations:     $3,519,221            $0

   TIAA Reserve Fund(3):                    $0      $361,111

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:                    Single Asset

 TITLE:                                     Fee

 PROPERTY TYPE:                             Office -- CBD

 SQUARE FOOTAGE:                            1,292,123

 LOCATION:                                  Denver, CO

 YEAR BUILT/RENOVATED:                      1984/2001

 OCCUPANCY:                                 79.9%

 OCCUPANCY DATE:                            3/29/2004

 NUMBER OF TENANTS:                         56

 HISTORICAL NOI:

   2001:                                    $21,678,166

   2002:                                    $23,236,442

   2003:                                    $19,369,923

 UW NOI:                                    $19,733,520

 UW NET CASH FLOW:                          $18,190,352

 APPRAISED VALUE:                           $257,800,000

 APPRAISAL DATE:                            3/23/2004



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE LOAN/SF:     $83

 CUT-OFF DATE LTV:        41.5%

 MATURITY DATE LTV:       35.5%

 UW DSCR:                 2.92x



--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                 SIGNIFICANT TENANTS
                                                                                MOODY'S/  SQUARE  % OF      BASE         LEASE
 TENANT NAME                         PARENT COMPANY                              S&P(4)    FEET   GLA    RENT PSF  EXPIRATION YEAR
----------------------------------------------------------------------------------------------------------------------------------
 TIAA                               TIAA-CREF                                 Aaa/AAA    322,878  25.0%  $12.00         2008
 DUKE ENERGY FIELD SERVICES, INC.   Duke Energy Field Services (NYSE: DUK)    NAP/NAP    119,468   9.2%  $16.30         2016
 DORSEY & WHITNEY LLP               Dorsey & Whitney LLP                      NAP/NAP     49,399   3.8%  $24.80         2010
 ERNST & YOUNG U.S. LLP             Ernst & Young LLP                         NAP/NAP     47,766   3.7%  $18.60         2011
 THE GARY-WILLIAMS COMPANY          The Gary-Williams Company                 NAP/NAP     37,761   2.9%  $20.00         2013
 ARNOLD & PORTER                    Arnold & Porter                           NAP/NAP     35,758   2.8%  $24.35         2013
----------------------------------------------------------------------------------------------------------------------------------

(1) The aggregate principal balance of the Republic Plaza loan (including the non-pooled component) as of the cut-off date will be approximately $135,000,000. The Republic Plaza non-pooled component is represented only by the Class RP certificates which are not offered hereby.

(2) Moody's and Fitch have each confirmed that the pooled component of the Republic Plaza loan has credit characteristics consistent with investment-grade rated obligations.

(3) Commencing on June 1, 2007, through and including November 1, 2008, in the event that TIAA (Teachers Insurance and Annuity Association of America) does not renew its lease 18 months prior to its lease expiration date, the borrower is required to deposit $361,111 each month into the TIAA reserve account until the month prior to the expiration of the lease.

(4) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    21 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                                 REPUBLIC PLAZA

THE LOAN. The Republic Plaza loan is secured by a first mortgage, fee interest on a Class A multi-tenant office building located in Denver, Colorado. The Republic Plaza loan is comprised of a senior pooled component and a junior non-pooled component, both of which are included in the trust. The Class RP Certificates will only be entitled to distributions from the Republic Plaza junior non-pooled component, which has a principal balance of $28,000,000 as of the cut-off date. The Class RP Certificates are not being offered by this prospectus supplement. Additionally, the Republic Plaza loan is part of a split loan structure with a B note with a cut-off date principal balance of $35,000,000. The Republic Plaza B note is not included in the trust.

THE BORROWER. The borrower is Brookfield Republic Plaza LLC. The borrower is a special purpose entity controlled by Brookfield Properties (U.S.) Inc. Brookfield Properties Corporation is a publicly-held North American commercial real estate company. Brookfield Properties Corporation owns, manages and develops office properties in the downtown cores of New York, Boston, Washington, Toronto, Calgary, Denver and Minneapolis.

THE PROPERTY. The Republic Plaza property is a 56 story multi-tenant office building in Denver, Colorado. The property includes 2 levels of sub-level parking and adjoins with the 3 story retail building. The Republic Plaza property was built in 1984 and was renovated in 2001. The property contains a rentable area of approximately 1,246,884 square feet in the office building, approximately 45,239 square feet in the retail building and approximately 1,250 space parking garage. The 1,250 space parking garage is located two blocks from Republic Plaza. The garage provides 935 spaces for tenants of Republic Plaza and 315 spaces for the Denver World Trade Center, another Brookfield Properties Corporation owned property. The property is approximately 79.9% leased to fifty-six tenants. The tenants include Teachers Insurance and Annuity Association of America (approximately 322,878 square feet, or approximately 25.0% of the rentable area), Duke Energy Field Services, Inc. (approximately 119,468 square feet, or approximately 9.2% of the rentable area), Dorsey & Whitney LLP (approximately 49,399 square feet), Ernst & Young U.S. LLP (approximately 47,766 square feet), The Gary-Williams Company (approximately 37,761 square feet), Arnold & Porter (approximately 35,758 square feet) and other professional office and retail tenants with spaces ranging from approximately 479 to approximately 24,705 square feet. The six major tenants account for approximately 47% of the subject's total rentable area. The two largest office tenants, Teachers Insurance and Annuity Association of America and Duke Energy Field Services, Inc., which comprise 34% of the leased space, are subsidiaries of large publicly traded companies.

THE MARKET(1). The Republic Plaza property is located at the southeast corner of 17th Street and Tremont Place, while the Tremont Parking Garage is located at the northwest corner of 15th Street and Tremont Place in Denver's Central Business District ("CBD"). The CBD consists of five major development areas:
the Downtown Core, the Skyline Urban Renewal Area, Lower Downtown, Central Platte Valley, and the Silver Triangle.

The Denver office market inventory contains approximately 88.9 million square feet of office space. With approximately 23.7 million square feet, the Denver CBD is the second largest office market in the Denver metro area, just behind the Southeast Suburban region office market. The slowdown in the national economy, which began in 2001, especially within the high-tech and telecommunications sectors, significantly impacted demand for office space throughout the Denver metro area. A number of office completions during 2001 and 2002, particularly in the Non-CBD market, was the result of optimistic expectations for the Denver office market. However, rather than stimulating demand, these new completions led to climbing vacancy rates and decreasing occupied space.

The property is located in the Downtown Core area of the Denver CBD. The Downtown Core area, primarily southeast of Stout Street, contains the largest office buildings constructed in the building boom of the late-1970s and early-1980s. A majority of the major financial institutions and most of the large downtown hotels are in the Downtown Core area. Denver's largest office towers, including Republic Plaza (approximately 1.23 million square feet and 56 stories), Norwest Tower (approximately 1.19 million square feet and 52 stories) and 1801 California (approximately 1.37 million square feet and 52 stories), are located in Denver's CBD Core. The US Customs House and other federal buildings are located in the northeast portion of the Downtown Core area.

PROPERTY MANAGEMENT. The property manager of the Republic Plaza property is Brookfield Properties Colorado L.L.C. The property manager is affiliated with the borrower.

------------ ----------- ------------ ----------- ------------- ------------ ------------- ------------- ------------- -------------
                                                         LEASE ROLLOVER SCHEDULE
                NUMBER       SQUARE                               % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE%
              OF LEASES      FEET       % OF GLA     BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------ ----------- ------------ ----------- ------------- ------------ ------------- ------------- ------------- -------------
 VACANT          NAP        259,803       20.1%           NAP       NAP          259,803        20.1%            NAP        NAP
 2004 & MTM        5          8,467        0.7       $137,495         0.8%       268,270        20.8%       $137,495          0.8%
 2005              7         36,887        2.9        746,475         4.4        305,157        23.6%       $883,970          5.2%
 2006              5         34,243        2.7        740,509         4.3        339,400        26.3%     $1,624,479          9.5%
 2007              9         67,317        5.2      1,363,605         8.0        406,717        31.5%     $2,988,084         17.4%
 2008             15        417,140       32.3      5,431,053        31.7        823,857        63.8%     $8,419,137         49.1%
 2009              4          6,186        0.5        118,716         0.7        830,043        64.2%     $8,537,853         49.8%
 2010             11        112,078        8.7      2,388,371        13.9        942,121        72.9%    $10,926,224         63.7%
 2011              5         70,962        5.5      1,328,491         7.7      1,013,083        78.4%    $12,254,715         71.5%
 2012              2         32,430        2.5        494,838         2.9      1,045,513        80.9%    $12,749,553         74.4%
 2013              6        118,358        9.2      2,402,335        14.0      1,163,871        90.1%    $15,151,888         88.4%
 2014              0              0        0.0              0         0.0      1,163,871        90.1%    $15,151,888         88.4%
 AFTER(2)          7        128,252        9.9      1,990,722        11.6      1,292,123       100.0%    $17,142,611        100.0%
------------ ----------- ------------ ----------- ------------- ------------ ------------- ------------- ------------- -------------
 TOTAL            76      1,292,123      100.0%   $17,142,611       100.0%
------------ ----------- ------------ ----------- ------------- ------------ ------------- ------------- ------------- -------------

(1) Certain information from the Republic Plaza Loan appraisal dated March 23, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2) Includes 5,252 square feet of storage space and 194 net square feet of building adjustments.


                                    22 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                                 REPUBLIC PLAZA
                                 STACKING PLAN

-------   ----------------------------------------------------------------------------------------------   -------
FLOOR                                                 TENANT                                                SQ FT
-------   ----------------------------------------------------------------------------------------------   -------

   56      Gallagher Enterprises L.L.C.                Storage                                             15,867
-------   ----------------------------------------------------------------------------------------------   -------
   55                                               Merrill Lynch                                          23,834
-------   ----------------------------------------------------------------------------------------------   -------
   54                                         The Gary-Williams Company                                    24,194
-------   ----------------------------------------------------------------------------------------------   -------
   53     Krendl, Krendl, Sachnoff & Way      The Gary-Williams Company         Independent Power          24,031
-------   ----------------------------------------------------------------------------------------------   -------
   52                                            Morrison & Foerster                                       24,311
-------   ----------------------------------------------------------------------------------------------   -------
   51             Morgan Stanley                   Gulfco, Ltd.                                            24,810
-------   ----------------------------------------------------------------------------------------------   -------
   50                                        Multi-Financial Group, Inc.                                   24,716
-------   ----------------------------------------------------------------------------------------------   -------
   49      McKenna, Long & Aldridge LLP      Brookfield Conference Room              Available             24,705
-------   ----------------------------------------------------------------------------------------------   -------
   48     .                               Berenbaum, Weinshienk & Eason, P.C                               24,705
-------   ----------------------------------------------------------------------------------------------   -------
   47                                         Dorsey & Whitney, LLP                                        24,705
-------   ----------------------------------------------------------------------------------------------   -------
   46                                         Dorsey & Whitney, LLP                                        24,694
-------   ----------------------------------------------------------------------------------------------   -------
   45                                            Arnold & Porter                                           24,694
-------   ----------------------------------------------------------------------------------------------   -------
   44            Arnold & Porter                 Available                        Musgrave & Theis LLP     24,684
-------   ----------------------------------------------------------------------------------------------   -------
   43                                            Available                                                 24,684
-------   ----------------------------------------------------------------------------------------------   -------
   42                                            Available                                                 24,760
-------   ----------------------------------------------------------------------------------------------   -------
   41          UBS PaineWebber Inc.         Waterous International, Inc.                Available          24,809
-------   ----------------------------------------------------------------------------------------------   -------
   40               Available                Geronimo Partners,LLC                                         24,808
-------   ----------------------------------------------------------------------------------------------   -------
   39        Wachovia Securities, LLC         Horowitz & Wake, PC                                          23,296
-------   ----------------------------------------------------------------------------------------------   -------
   38                                      Brookfield Development Inc.                                      7,547
-------   ----------------------------------------------------------------------------------------------   -------
   37                                            Available                                                  5,827
-------   ----------------------------------------------------------------------------------------------   -------
   36         Green, Manning & Bunch           Unicom Capital                        Various Tenants       23,753
-------   ----------------------------------------------------------------------------------------------   -------
   35        Bennington, Johnson, LLC           LaSalle Bank                            Available          23,315
-------   ----------------------------------------------------------------------------------------------   -------
   34                                      Ernst & Young U.S. LLP                                          23,883
-------   ----------------------------------------------------------------------------------------------   -------
   33                                      Ernst & Young U.S. LLP                                          23,883
-------   ----------------------------------------------------------------------------------------------   -------
   32          JP Morgan Chase Bank         Marquez Energy, LLC      Available           Storage           23,916
-------   ----------------------------------------------------------------------------------------------   -------
   31       The Milestone Group, Inc.            Available                                                 23,903
-------   ----------------------------------------------------------------------------------------------   -------
   30                                            Available                                                 23,798
-------   ----------------------------------------------------------------------------------------------   -------
   29               Available                       NASD                                                   23,909
-------   ----------------------------------------------------------------------------------------------   -------
   28                                         Smith Barney Inc.                                            29,914
-------   ----------------------------------------------------------------------------------------------   -------
   27          Transmontaigne Inc.               Available                                                 23,904
-------   ----------------------------------------------------------------------------------------------   -------
   26                                   Duke Energy Field Services, Inc.                                 23,904
-------   ----------------------------------------------------------------------------------------------   -------
   25                                   Duke Energy Field Services, Inc.                                   23,893
-------   ----------------------------------------------------------------------------------------------   -------
   24                                   Duke Energy Field Services, Inc.                                   23,905
-------   ----------------------------------------------------------------------------------------------   -------
   23                                   Duke Energy Field Services, Inc.                                   23,883
-------   ----------------------------------------------------------------------------------------------   -------
   22                                   Duke Energy Field Services, Inc.                                   23,883
-------   ----------------------------------------------------------------------------------------------   -------
   21     R.R. Donnelley & Sons Company          Available            Storage       Smith Barney Inc.      23,717
-------   ----------------------------------------------------------------------------------------------   -------
   20                                            Available                                                 11,188
-------   ----------------------------------------------------------------------------------------------   -------
   19                                             Storage                         Available                 7,888
-------   ----------------------------------------------------------------------------------------------   -------
   18                                               TIAA                                                   23,101
-------   ----------------------------------------------------------------------------------------------   -------
   17                                               TIAA                                                   22,443
-------   ----------------------------------------------------------------------------------------------   -------
   16                                               TIAA                                                   23,096
-------   ----------------------------------------------------------------------------------------------   -------
   15                                               TIAA                                                   23,115
-------   ----------------------------------------------------------------------------------------------   -------
   14                                               TIAA                                                   23,126
-------   ----------------------------------------------------------------------------------------------   -------
   13                                               TIAA                                                   23,201
-------   ----------------------------------------------------------------------------------------------   -------
   12                                               TIAA                                                   23,135
-------   ----------------------------------------------------------------------------------------------   -------
   11                                               TIAA                                                   23,135
-------   ----------------------------------------------------------------------------------------------   -------
   10                                            Available                                                 23,145
-------   ----------------------------------------------------------------------------------------------   -------
   9                                             Available                                                 23,145
-------   ----------------------------------------------------------------------------------------------   -------
   8                                             Available                                                 23,154
-------   ----------------------------------------------------------------------------------------------   -------
   7                                                TIAA                                                   23,154
-------   ----------------------------------------------------------------------------------------------   -------
   6                                                TIAA                                                   23,154
-------   ----------------------------------------------------------------------------------------------   -------
   5                                                TIAA                                                   23,154
-------   ----------------------------------------------------------------------------------------------   -------
   4                                                TIAA                                                   23,154
-------   ----------------------------------------------------------------------------------------------   -------
   3                                                TIAA                                                   23,154
-------   ----------------------------------------------------------------------------------------------   -------
   2                                                TIAA                                                   23,182
-------   ----------------------------------------------------------------------------------------------   -------
   1                                 First Bank of Republic Plaza, N.A.                                    8,016
-------   ----------------------------------------------------------------------------------------------   -------
                                       TOTAL SQUARE FEET = 1,246,884
-------   ----------------------------------------------------------------------------------------------   -------

                                    23 of 70


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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                                 REPUBLIC PLAZA

















                [MAP INDICATING REPUBLIC PLAZA LOCATION OMITTED]















                                    24 of 70

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


STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2















                      [THIS PAGE INTENTIONALLY LEFT BLANK]












                                    25 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

                         HOMETOWN AMERICA PORTFOLIO VII











              [3 PHOTOS OF HOMETOWN AMERICA PORTFOLIO VII OMITTED]














                                    26 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO VII
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $99,381,552

 CUT-OFF PRINCIPAL BALANCE:    $99,381,552

 % OF POOL BY IPB:             9.5%

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     Shady Lane SPE LLC, Parkwood Branch
                               Terrace SPE LLC, Science City SPE LLC

 SPONSOR:                      Hometown America, L.L.C.

 ORIGINATION DATE:             10/16/2003

 INTEREST RATE:                5.4880%

 INTEREST ONLY PERIOD:         24 months

 MATURITY DATE:                11/1/2013

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        330 months

 REMAINING AMORTIZATION:       330 months

 CALL PROTECTION:              L(24),Def(86),O(4)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Soft

 ADDITIONAL DEBT:              NAP

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                INITIAL     MONTHLY
                                 --------    --------
   Taxes:                        $845,178    $102,121

   CapEx:                              $0     $11,171

   Engineering:                   $94,363          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio

 TITLE:                    Fee

 PROPERTY TYPE:            Manufactured Housing Community

 PADS:                     3,895

 LOCATION:                 Various (See chart titled "Portfolio
                           Properties")

 YEAR BUILT/RENOVATED:     Various (See chart titled "Portfolio
                           Properties")

 OCCUPANCY:                94.9%

 OCCUPANCY DATE:           2/26/2004

 HISTORICAL NOI:

   2001:                   $8,582,106

   2002:                   $9,904,657

   2003:                   $10,466,660

 UW NOI:                   $10,119,943

 UW NET CASH FLOW:         $9,925,193

 APPRAISED VALUE:          $135,610,000

 APPRAISAL DATES:          7/11/2003, 7/14/2003 and 8/1/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/PADS:                   $25,515

 CUT-OFF DATE LTV:                           73.3%

 MATURITY LTV:                               62.3%

 UW DSCR:                                    1.42x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                   PORTFOLIO PROPERTIES
                                                                                    AVERAGE
                                                 YEAR                 % OF TOTAL   RENT PER
 PROPERTY NAME             LOCATION             BUILT    # OF PADS       PADS        PAD      OCCUPANCY    APPRAISED VALUE
--------------------------------------------------------------------------------------------------------------------------
 REDWOOD ESTATES          Thornton, CO         1973        753       19.3%           $410    92.7%           $38,000,000
 CRANBERRY LAKE           White Lake, MI       1967        328        8.4            $439    85.4%           $13,670,000
 PARKWOOD COMMUNITIES     Wildwood, FL         1984        695       17.8            $182    96.7%           $11,990,000
 LAKE IN THE HILLS        Auburn Hills, MI     1980        238        6.1            $394    94.1%           $11,440,000
 MAPLE VALLEY             Manteno, IL          1990        276        7.1            $314    99.6%            $9,600,000
 BERRYMAN'S BRANCH        Vineland, NJ         1974        257        6.6            $377    98.8%            $9,200,000
 SHADY OAKS               Clearwater, FL       1983        250        6.4            $377    97.2%            $9,100,000
 OLD ORCHARD              Davison, MI          1972        200        5.1            $372    98.0%            $7,640,000
 LEISUREWOODS TAUNTON     Taunton, MA          1986        222        5.7            $350   100.0%            $6,980,000
 LAKESIDE TERRACE         Fruitland Park, FL   1984        241        6.2            $288    97.9%            $5,690,000
 SHADY VILLAGE            Clearwater, FL       1975        156        4.0            $350    96.2%            $5,050,000
 SCIENCE CITY             Midland, MI          1968        171        4.4            $323    86.0%            $5,100,000
 SHADY LANE               Clearwater, FL       1960        108        2.8            $306    92.6%            $2,150,000
--------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                                   3,895     100.0%           $338    94.9%          $135,610,000
--------------------------------------------------------------------------------------------------------------------------

                                    27 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                               JPMCC 2004-C2

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO VII
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Hometown America Portfolio VII mortgage loan is secured by a first mortgage interest in 13 manufactured housing communities.

THE BORROWER. The borrowers are Shady Lane SPE LLC, Parkwood Branch Terrace SPE LLC and Science City SPE LLC, all special purpose entities. The sponsor of the loan is Hometown America, L.L.C. ("Hometown"). On October 16, 2003, Hometown, one of the nation's privately-held owners and operators of manufactured home communities acquired Chateau Communities, Inc., the largest owner and operator of manufactured home communities in the U.S, for total consideration of approximately $2.2 billion in cash and assumed debt. The combined company has a portfolio of 261 communities with over 88,000 sites, located in 34 states. The Hometown America Portfolio VII properties were acquired as part of the acquisition. Hometown is 99% owned and funded by the Washington State Investment Board ("WSIB"). WSIB manages approximately $52 billion in assets for 33 separate state retirement and public funds including approximately $3.6 billion in real estate.

THE PROPERTIES. The Hometown America Portfolio VII consists of 13 manufactured housing communities: Redwood Estates Cranberry Lake, Parkwood Communities, Lake in the Hills, Maple Valley, Berryman's Branch, Shady Oaks, Old Orchard, Leisurewoods Taunton, Lakeside Terrace, Shady Village, Science City and Shady Lane. There are a total of 3,895 pads with a weighted average occupancy of approximately 94.9% and a weighted average monthly pad rent of approximately $338.


THE MARKET(1).

REDWOOD ESTATES
The Redwood Estates property is located in Thornton, Adams County, Colorado. Adams County is part of the Denver metropolitan statistical area ("MSA"). The subject is on the north and south side of West 96th Avenue between Zuni and Pecos Streets. Major north and south roadways for the neighborhood include Sheridan Boulevard, Federal Boulevard and Pecos Street.

Adams County's population for 2000 was 350,642. The county has experienced an approximately 2.8% annual population growth between 1990 and 2000. The Denver MSA has a current unemployment rate of approximately 6.2%, compared to the State unemployment rate of approximately 6.0%, and an approximately 6.5% national unemployment rate. The 2002 average household income within a five-mile radius of the subject was $68,150. In the Denver MSA, dominant employment sectors are Services (38.4%) Retail Trade (10.5%), Transportation, Communication and Utilities (9.1%) and Government (8.8%). The area's top employers include Quest Communications, First Data Corporation and Teletech Holdings.

The Redwood Estates property's average occupancy rate is approximately 92.7% while Redwood Estates properties considered comparable to the property reported an average occupancy rate of approximately 93.0%. The Redwood Estates property's average rent per pad is approximately $410 while the comparable properties adjusted average rent per pad is approximately $449.

CRANBERRY LAKE
The Cranberry Lake property is located in White Lake, Oakland County, Michigan, which is in the Detroit metropolitan statistical area. The site is accessible via one roadway (Village Drive) off the north side of Highland Road. The primary roadway in the neighborhood is Highland Road. This is an east-west thoroughfare providing linkage to Pontiac to the east and Howel, Livingston County to the west. Other main roads include Williams Lake Road, Teggerind Road and Cedar Island Road. The closest interstate is to the east in Pontiac, which is about seven to nine miles away.

Oakland County's population, as of year-end 2002 was approximately 1,208,128. Oakland County has experienced an approximately 0.9% average annual growth since 1990 and is projected to achieve approximately 0.6% in annual population growth through 2007. Oakland County has a current unemployment rate of approximately 4.8%, compared to the State unemployment rate of approximately 6.4%, and an approximately 6.5% national unemployment rate.

The 2002 average household income within a five-mile radius of the Cranberry Lake was approximately $74,654. The dominant employment sectors are Services (31.7%); Retail / Trade (23.3%); and Manufacturing (20.0%). The area's top employers include Ford Motor Company, General Motors Corporation, Daimler Chrysler, Henry Ford Health System, Detroit Medical Center, St. Johns Health System, and Kmart Corporation.

The average adjusted monthly home site rent for communities in Oakland County is approximately $352, an increase of approximately $9 per month (2.1%) over last year. The occupancy rate for communities in Oakland County is approximately 93% and remained unchanged from February 2002 to February 2003. The Cranberry Lake property's current occupancy rate is 85.4% while properties considered comparable to the Cranberry Lake property reported an average occupancy rate of approximately 94.3%.
-------------------------------------------------------------------------------
(1) Certain information from the Hometown America Portfolio VII loan appraisals dated July 11, 2003, July 14, 2003 and August 1, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.


                                    28 of 70
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--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO VII
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PARKWOOD COMMUNITIES

The Parkwood Communities property is located in Wildwood, Sumter County, Florida. The Parkwood Communities property is in the southeast quadrant of two major transportation arteries: SR 44 and US 301. Prior to the completion of Interstate 75, US Highways 301 and 41 were the major north/south arteries on the Gulf Coast. The Interstate 75 interchange is located approximately three miles west of the property at SR 44. The Florida Turnpike is approximately one mile south of the property at US 301. For local residents, the property is accessed via the local stretches of SR 44 and US 301, known locally as West Gulf-Atlantic Highway and Main Street, respectively.

Sumter County's population, as of year-end 2002 was approximately 60,843. The County has experienced an approximately 7.7% average annual growth since 1990 and is projected to achieve approximately 5.5% annual population growth through 2007. As of September 2002, Sumter County had an unemployment rate of approximately 4.1%, compared to the State unemployment rate of approximately 5.6%, and an approximately 6.5% national unemployment rate.

The 2002 average household income within 5 miles of the subject was approximately $32,670. Sumter County's dominant employment sectors are Retail Trade (24.4%), Services (17.0%), and Manufacturing (13.1%). The area's top employers include The Villages Residential Housing Development, Sumter Electric Co-op, Metal Industries and We Care Nursing Home.

The Parkwood Communities property's current occupancy rate is approximately 96.7% while properties considered comparable to the Parkwood Communities property reported an average occupancy rate of approximately 98.8%. The occupancy rate for manufactured housing properties within the Wildwood metropolitan area is approximately 80.7%. The Parkwood Communities property is currently outperforming the local market in terms of occupancy.

LAKE IN THE HILLS

The Lake in the Hills property is located in Auburn Hills, Oakland County, Michigan. The Lake in the Hills property site lies in the southeast quadrant of Interstate 75 and Lapeer Road in the northern section of Auburn Hills. The property is accessible via one roadway (Michigan Drive) off the south side of Shimmons Road. Primary access to the subject neighborhood is provided by Interstate 75 and Route 59. Detroit Metropolitan International Airport is about a 45-minute drive from the neighborhood.

Oakland County's population, as of year-end 2002 was approximately 1,208,128. Oakland County has experienced a approximately 0.9% average annual growth since 1990 and is projected to achieve approximately 0.6% in annual population growth through 2007. Oakland County has a current unemployment rate of approximately 4.8%, compared to the State unemployment rate of approximately 6.4%, and an approximately 6.5% national unemployment rate.

The 2002 average household income of with in a five mile radius of the Lake in the Hills property was approximately $65,687. The dominant employment sectors are Services (31.7%); Retail / Trade (23.3%); and Manufacturing (20.0%). The area's top employers include Ford Motor Company, General Motors Corporation, Daimler Chrysler, Henry Ford Health System, Detroit Medical Center, St. John Health System, and Kmart Corporation.

The average adjusted monthly home site rent for communities in Oakland County is approximately $352, an increase of approximately $9 per month (2.1%) over last year. The occupancy rate for communities in Oakland County is approximately 93%, the same as February 2002. The Lake in the Hills property's current occupancy rate is approximately 94.1% while properties considered comparable to the Lake in the Hills property reported an average occupancy rate of approximately 97.3%.

MAPLE VALLEY

The Maple Valley property is located in Manteno, Kankakee County, Illinois. The Maple Valley property borders the area generally referred to the Chicago metropolitan area. The Maple Valley property is located along the north side of Hwy 9, just west of Sycamore Road. Ingress and egress is available to Maple Valley property via a curb cut along the north side of Hwy 9 and Maple Valley is accessed via a curb cut along the east side of Birch Road. Primary access to the neighborhood is via Hwy 9, which intersects I-57 two miles west of the subject. Hwy 9 runs east-west.

The Chicago metropolitan statistical area estimated 2002 population is approximately 8,186,993. The metropolitan statistical area has experienced an approximately 1.0% population increase between 1990 and 2002 and is projected to increase a slower rate through 2007. The Chicago metropolitan statistical area has an unemployment rate as of January 2003 of approximately 7.1%, compared to the State unemployment rate of approximately 7.1%, and an approximately 6.5% national unemployment rate.

The 2002 average household income within a five-mile radius of the Maple Valley property was approximately $56,850. The areas dominant employment sectors are Services (33.2%); Trade (22.3%); Manufacturing (14.1%) and Government (12.1%). The area's top employers include: the U.S. Government, Chicago Public Schools, and the City of Chicago.

The Maple Valley property's current occupancy rate is approximately 99.6% while properties considered comparable to the Maple Valley property reported an average occupancy rate of approximately 100.0%. The Maple Valley property's current average monthly rent is approximately $314 per pad per month while the comparable properties were approximately $267 per pad per month.
-------------------------------------------------------------------------------


                                    29 of 70
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO VII
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BERRYMAN'S BRANCH

The Berryman's Branch property is located in Vineland, Cumberland County, New Jersey. The Berryman's Branch property is on the northeastern side of Pennsylvania Avenue. Primary ingress and egress to the site is available from Pennsylvania Avenue. The neighborhood is considered to have good access via the combination of state highways and local roads. Routes 47 and 55 in a north/south direction, which provide convenient access to Route 40 to the north and the Garden State Parkway to the south, bisect the area.

Cumberland County's population, as of year-end 2002 was approximately 147,671. Cumberland County has experienced an approximately 0.05% average annual growth since 1990 and is projected to achieve 0.04% in annual population growth through 2007. Cumberland County has a current unemployment rate of approximately 8.3%, compared to the State unemployment rate of approximately 5.4%, and an approximately 6.5% national unemployment rate.

Cumberland County's 2002 average household income was approximately $50,996. Lee County's dominant employment sectors are Services (41.6%); Construction and Mining (20.0%); and Manufacturing (9.2%). The area's top employers include South Jersey Hospital System, Lawson Mardon Wheaton Company, Kimble Glass, Durand Glass, Newcomb Medical Center, and Seabrook Brothers & Sons.

The Berryman's Branch property's current occupancy rate is approximately 98.8% while properties considered comparable to the Berryman's Branch property reported an average occupancy rate of approximately 94.6%.

SHADY OAKS

The Shady Oaks property is located in Clearwater, Pinellas County, Florida. The Shady Oaks property is located in the Tampa metropolitan statistical area, which includes Hillsborough, Pinellas, Hernando and Pasco counties on the west side of Florida along the Gulf of Mexico. The Shady Oaks property is located along the east side of Bolesta Road, north of Roosevelt Boulevard and west of US Highway
19. Access is provided from both Bolesta Road and 49th Street North.

Pinellas County's population, as of year-end 2002 was approximately 941,965. The county has experienced an approximately 1.1% annual growth since 2000 and is projected to achieve approximately 1.0% in annual population growth through 2007. Pinellas County has a current unemployment rate of 4.9%, compared to the State unemployment rate of approximately 5.6% and an approximately 6.5% national unemployment rate.

The 2002 average household income within a 5 mile radius of the Shady Oaks property was approximately $51,329. The Tampa metropolitan statistical area's dominant employment sectors are Administrative Support (17.0%), Sales (15.0%), Executive Management (13.1%), Professional Specialty (12.7%), and Manufacturing (8.0%). The area's top employers include: JPMorgan Chase Bank, Metropolitan Life, Citibank, Morgan Stanley and Price Waterhouse Coopers.

The average monthly rate for manufactured housing communities in Pinellas County was approximately $347 and an average occupancy rate of approximately 96.0%. The market rent comparables indicated a base rent range of approximately $349 to approximately $400 per month and an average occupancy rate of 97.6%. The average monthly rent for the Shady Oaks property is approximately $377 and the current occupancy is approximately 97.2%.

OLD ORCHARD

The Old Orchard property is located in Davison, Genesee County, Michigan in the geographic area generally referred to as the Flint metropolitan statistical area. The Flint metropolitan statistical area is comprised solely of Genesee County. The Old Orchard property is located on the south side of Lapeer Road in the Davison Township. The Old Orchard property is accessible via one roadway (Peach Tree Drive) off the south side of Lapeer Road. Interstate 69 provides primary access to the subject neighborhood.

Flint metropolitan statistical area population, as of year-end 2002 was approximately 436,463. The metropolitan statistical area experienced a total of approximately 1.3% growth in population between 1990 and 2000, and a less than approximately 0.1% growth from 2000 to 2002. The population is projected to grow by less than 0.3% between 2002 and 2007. As of the end of 2002, the Flint MSA had an unemployment rate of approximately 7.7%, compared to the State unemployment rate of approximately 6.4%, and an approximately 6.5% national unemployment rate.

Average household income within a five-mile radius from the property is approximately $52,224. Flint metropolitan statistical area's dominant employment sectors are Services (29.4%); Wholesale/Retail Trade (26.2%); Manufacturing (16.7%); and Government (16.2%). The area's top employers include General Motors, Delphi Automotive, McLaren Medical Centers, Genesys Health Care Systems and Flint Public Schools.

The average adjusted monthly home site rent for communities in Genesee County is approximately $297, an increase of approximately $11 per month (3.7%) over last year. The occupancy rate for communities in Genesee County is approximately 78.0% (As of February 2003), down approximately 2.0% from February 2002. The Old Orchard property's current occupancy rate is 98.0% while properties considered comparable to the Old Orchard property reported an average occupancy rate of approximately 91.4%.
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                                    30 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO VII
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEISUREWOODS TAUNTON

The Leisurewoods Taunton property is located in Taunton, Bristol County, Massachusetts about 37 miles south-southwest of the Boston central business district. The property is part of the Boston-New Hampshire metropolitan statistical area. Primary access to the Leisurewoods Taunton property from the Boston area is by State Route 24, which is the main expressway between Boston and Fall River. Furthermore, Interstate 495, Boston's exurban ring road, goes through the northern section of Boston. Access from the nearby Greater Providence area is by means of US 44.

Taunton's population as of 2000 was approximately 55,976. Taunton has experienced approximately 1.0% average annual growth since 1990 and is projected to achieve approximately 0.7% in total population growth through 2010. The city of Taunton has a current unemployment rate of approximately 6.5% compared to the State unemployment rate of approximately 5.7% and an approximately 6.5% national unemployment rate.

The average household income for 2002 within 5 miles of the Leisurewoods Taunton property is approximately $58,598. The Boston-New Hampshire metropolitan statistical area's dominant employment sectors are Services (46.6%); Retail Trade (17.8%); and Government (12.3%). The area's top employers include Fidelity Investments, Verizon, John Hancock, and Gillette Company.

The Leisurewoods Taunton property's current occupancy rate is approximately 100.0% while properties considered comparable to the Leisurewoods Taunton property reported an average occupancy rate of approximately 100.0%.

LAKESIDE TERRACE

The Lakeside Terrace property is located in Fruitland Park, Lake County, Florida. The Orlando metropolitan statistical area is located in the geographic center of Florida and covers Orange, Seminole, Lake, and Osceola Counties. The Lakeside Terrace property is located along the east side of Picciola Road, about one-half mile east of U.S. Highway 27/U.S. Highway 441. The main entrance to the property provides unrestricted right-in/right-out and left-in/left-out access to the subject.

The Orlando metropolitan statistical area's population, as of year-end 2002 was approximately 1,739,064. The metropolitan statistical area has experienced an approximately 5.7% total annual growth since 2000 and is projected to achieve approximately 13.3% total population growth through 2007. Orlando has a current unemployment rate of approximately 5.2%, compared to the State unemployment rate of approximately 5.6%, and an approximately 6.5% national unemployment rate.

The Orlando metropolitan statistical area 2002 average household income was approximately $61,309. The Orlando metropolitan statistical area's dominant employment sectors are tourism and services. The area's top employers include Walt Disney World, Adventist Health, Publix, Wal-Mart, and Universal Orlando.

The average monthly home site rent for communities in Lake County is approximately $242 and the average occupancy is approximately 85.2%. The Lakeside Terrace property's current occupancy rate is approximately 97.9% while properties considered comparable to the Lakeside Terrace property reported an average occupancy rate of approximately 99.7%.

SHADY VILLAGE

The Shady Village property is located in Clearwater, Pinellas County, Florida. The Shady Village property is located in the Tampa metropolitan statistical area, which includes Hillsborough, Pinellas, Hernando and Pasco counties on the west side of Florida along the Gulf of Mexico. The Shady Village property is located along the east side of Bolesta Road, north of Roosevelt Boulevard and west of US Highway 19. Access is provided from both Bolesta Road and 49th Street North.

Pinellas County's population, as of year-end 2002 was approximately 941,965. The county has experienced an approximately 1.1% annual growth since 2000 and is projected to achieve approximately 1.0% in annual population growth through 2007. Pinellas County has a current unemployment rate of approximately 4.9%, compared to the State unemployment rate of approximately 5.6% and an approximately 6.5% national unemployment rate.

Pinellas County's 2002 average household income was approximately $57,119. The Tampa metropolitan statistical area's dominant employment sectors are Administrative Support (17.0%), Sales (15.0%), Executive Management (13.1%), Professional Specialty (12.7%), and Manufacturing (8.0%). The area's top employers include: JPMorgan Chase Bank, Metropolitan Life, Citibank, Morgan Stanley Dean Witter and Price Waterhouse Coopers.

The average monthly rate for manufactured housing communities in Pinellas County was approximately $347 and an average occupancy rate of approximately 96%. The market rent comparables indicated a base rent range of approximately $349 to approximately $400 per month and an average occupancy rate of approximately 97.6%. The average monthly rent for the Shady Village property is approximately $350 and the current occupancy is approximately 96.2%.
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                                    31 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO VII
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCIENCE CITY

The Science City property is located in Midland, Midland County, Michigan. Midland is located in north central Michigan 125 miles northwest of Detroit and 20 miles northwest of Saginaw. The Science City property is located on the north side of Bay City Road, about one-half mile west of Highway 10. Primary access to the property is provided by US Business 10, a regional east-west roadway that locally traverses the neighborhood in a north south direction.

As of 2000, population in Midland County was reported at approximately 83,699. The June 2003 unemployment rate for the metropolitan statistical area was approximately 8.2%, compared to the State unemployment rate of approximately 6.4% as of the same period, and a national unemployment rate of approximately 6.5%.

The Science City property's current occupancy rate is approximately 86.0% while properties considered comparable to the Science City property reported an average occupancy rate of approximately 95.3%.


SHADY LANE

The Shady Lane property is located in Clearwater, Pinellas County, Florida. The Shady Lane property is located in the Tampa metropolitan statistical area, which includes Hillsborough, Pinellas, Hernando and Pasco counties on the west side of Florida along the Gulf of Mexico. The Shady Lane property is located along the north side of Roosevelt Boulevard and the east side of Bolesta Road, just west of US Highway 19.

Pinellas County's population, as of year-end 2002 was approximately 941,965. The county has experienced an approximately 1.1% annual growth since 2000 and is projected to achieve approximately 1.0% in annual population growth through 2007. Pinellas County has a current unemployment rate of approximately 4.9%, compared to the State unemployment rate of approximately 5.6% and an approximately 6.5% national unemployment rate.

Pinellas County's 2002 average household income was approximately $57,119. The Tampa metropolitan statistical area's dominant employment sectors are Administrative Support (17.0%), Sales (15.0%), Executive Management (13.1%), Professional Specialty (12.7%), and Manufacturing (8.0%). The area's top employers include: JPMorgan Chase Bank, Metropolitan Life, Citibank, Morgan Stanley Dean Witter and Price Waterhouse Coopers.

The average monthly rate for manufactured housing communities in Pinellas County was approximately $347 and an average occupancy rate of approximately 96%. The market rent comparables indicated a base rent range of approximately $335 to approximately $404 per month and an average occupancy rate of approximately 95.0%. The average monthly rent for the Shady Lane property is approximately $306 and the current occupancy is approximately 92.6%. .

PROPERTY MANAGEMENT. Hometown America Management, L.L.C. and Hometown America Management, L.P. are the managers of Hometown America Portfolio VII. Each of these entities is affiliated with the borrower.
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                                    32 of 70
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO VII
--------------------------------------------------------------------------------








       [6 MAPS INDICATING HOMETOWN AMERICA PORTFOLIO VII LOCATION OMITTED]







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                                    33 of 70


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              ROBERT DUNCAN PLAZA
--------------------------------------------------------------------------------








                    [3 PHOTOS OF ROBERT DUNCAN PLAZA OMITTED]











                                    34 of 70

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              ROBERT DUNCAN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $41,500,000

 CUT-OFF PRINCIPAL BALANCE:    $41,500,000

 % OF POOL BY IPB:             4.0%

 LOAN SELLER:                  Artesia Mortgage Capital Corporation

 BORROWER:                     NGP Duncan Plaza Portland LLC

 SPONSOR:                      NGP Capital Partners III LLC

 ORIGINATION DATE:             4/16/2004

 INTEREST RATE:                5.0400%

 INTEREST ONLY PERIOD:         60 months

 ANTICIPATED REPAYMENT
    DATE:                      5/11/2014

 AMORTIZATION TYPE:            ARD

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       360 months

 CALL PROTECTION:              L(0),Grtr1%orYM(117),O(3)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Hard

 ADDITIONAL DEBT:              $15,000,000

 ADDITIONAL DEBT TYPE:         Mezzanine

 LOAN PURPOSE:                 Purchase
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                  INITIAL         MONTHLY
                                   --------         -------
   Taxes:                          $496,221        $62,028

   Insurance:                       $94,683         $7,283

   CapEx:                                $0         $5,842

   TI/LC(1):                   See footnote    See footnote
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Office - CBD

 SQUARE FOOTAGE:           332,608

 LOCATION:                 Portland, OR

 YEAR BUILT/RENOVATED:     1991/2002

 OCCUPANCY:                98.4%

 OCCUPANCY DATE:           3/1/2004

 NUMBER OF TENANTS:        6

 HISTORICAL NOI:

   2001:                   $4,308,816

   2002:                   $4,977,328

   2003:                   $5,051,609

 UW NOI:                   $4,806,299

 UW NET CASH FLOW:         $4,396,166

 APPRAISED VALUE:          $69,750,000

 APPRAISAL DATE:           1/22/2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:              $125
 CUT-OFF DATE LTV:                  59.5%
 MATURITY LTV:                      54.9%
 UW DSCR:                           1.64x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          MAJOR TENANTS
                                                                                            BASE       LEASE
                                                MOODY'S/    SQUARE      % OF     SALES      RENT     EXPIRATION
 TENANT NAME         PARENT COMPANY              S&P(2)      FEET       GLA       PSF       PSF         YEAR
----------------------------------------------------------------------------------------------------------------
 UNITED STATES      General Services            AAA/AAA     321,355    96.6%      NAP      $23.40        2011
   OF AMERICA(3)       Administration (GSA)
----------------------------------------------------------------------------------------------------------------

(1) Unless and until either (i) the GSA renews or extends its lease for a minimum 10-year term for rental rates no less than that in effect at the time of execution of the GSA replacement lease, or (ii) the GSA space is re-leased under similar terms (the "Release Conditions"), commencing April 1, 2009 monthly free cash flow (as determined by the mortgage lender) is to be swept into a reserve established with the mortgage lender until deposits in such reserve achieve a required maximum reserve amount of initially $1,800,000 (unless a letter of credit in such amount is provided, in which case no cash sweep will occur) anticipated excess cash flow for one year, increasing by a further $1,800,000 (unless the letter of credit is provided and is increased to $3,600,000) in the event the Release Conditions are not satisfied by April 1, 2010, and increasing by a further $900,000 if the Release Conditions are not satisfied by April 1, 2011 (for maximum aggregate reserve deposits of $4,500,000, or an alternative letter of credit in such amount). Any cash sweep will terminate, and all reserve deposits and/or letters of credit will be returned to the borrower, upon satisfaction of the Release Conditions. Until such time, funds from the reserve will be available for retenanting costs, and at lender's option, debt service.
(2)  Ratings provided are for the United States of America.
(3) The United States of America space is occupied by the US Forest Service, Bureau of Land Management, and US Army Corps of Engineers.

                                    35 of 70
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              ROBERT DUNCAN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Robert Duncan Plaza loan is secured by a first mortgage, fee interest in a ten-story office building located in Portland, Oregon.

THE BORROWER. The borrower is NGP Duncan Plaza Portland, LLC, a special purpose entity. The sponsor of the loan is NGP Capital Partners III LLC. NGP Capital Partners III LLC is part of the BV Group, an international merchant banking and asset management firm investing is own capital alongside that of its shareholders in several asset classes, including real estate, hedge funds, and private equity, primarily within the United States and Europe. BV Group has offices in Washington, D.C., New York, London, Riyadh, and Dubai and has completed over 45 direct investments and over 10 private equity fund investments. Alexander Vahabzadeh and Kamal Bahamdan are the founders and Managing Partners of the BV Group and Al Iudicello is the Chairman and CEO of National Government Properties, LLC (NGP).

THE PROPERTY. The Robert Duncan Plaza property is an approximately 332,608 square foot office building situated on approximately 0.9 acres. The property was constructed in 1991 and renovated in 2002. As of March 1, 2004, the occupancy rate for the Robert Duncan Plaza property was approximately 98.4% with six tenants. The largest tenant is the United States of America occupying approximately 321,355 square feet, or approximately 96.6% of the net rentable area. The building serves as the regional headquarters for three Federal agencies including the US Department of Agriculture's Forest Service, the US Department of the Interior's Bureau of Land Management, and the US Army Corps of Engineers. The General Services Administration (GSA) lease expires in September 2011. The remainder of the space is leased to five retail tenants.

THE MARKET(1). The Robert Duncan Plaza property is located in the downtown Portland Central Business District ("CBD") one block west of the Tom McCall Riverfront Recreational Area within the Portland-Vancouver, OR-WA metropolitan statistical area. Land use in the neighborhood consists of high-rise, mid-rise and historic office buildings, retail, entertainment, and some high-rise residential uses. Also located in the property's submarket is Pioneer Place, anchored by Nordstrom, Meier & Frank and Saks Fifth Avenue. The new Oregon Convention Center and the Rose Garden arena are located just across the Willamette River from the downtown core and connected via several bridges.

The Portland downtown office market had total inventory of approximately 14.0 million square feet in approximately 138 buildings as of year-end 2003. The CBD submarket vacancy rate decreased from approximately 10.53% in 2002 to approximately 9.98% in 2003. Class A vacancy was approximately 6.82% for the fourth quarter of 2003, down from approximately 7.27% for year-end 2002. Downtown average asking lease rates declined from approximately $17.82 to approximately $17.68 on average with Class A average lease rates of approximately $22.91 for the fourth quarter 2003, down from approximately $23.07 in 2002. Net absorption in the downtown area averaged approximately 182,694 square feet per year since 1990 and with a positive absorption of approximately 157,548 square feet for the fourth quarter of 2003. The Class A office market had positive absorption of approximately 36,523 for the fourth quarter of 2003.

New developments in the Portland CBD include a five-block, $250 million 5-phase development called "The Brewery Blocks" containing approximately 220,000 square feet of retail space, 400,000 square feet of office space, and 1,200 underground parking stalls, as well as a significant residential component. The Brewery Blocks are more or less an extension of the CBD to the north which is an area made up of industrial buildings and has recently been experiencing gentrification as the old brewery buildings are converted to condominiums and retail. This area has more of an impact on Portland's CBD retail and residential markets then on the office market and it is not expected to have any impact on the office market in Portland's CBD or on the subject building.

PROPERTY MANAGEMENT. Melvin Mark Brokerage Company is the property manager for the Robert Duncan Plaza property. Melvin Mark Brokerage Company is a Portland based commercial real estate services firm. Melvin Mark provided development services for the subject property and has managed it since its construction. Melvin Mark Brokerage Company provides a range of real estate services including property management, development, tenant representation, and investment sales. It has provided development services for several Oregon projects, including the Port of Portland building, Portland Hilton Executive Tower, Columbia Square (Portland), and Courthouse Square (Salem, OR). The company currently manages approximately 2.8 million square feet of commercial space in Oregon. The property manager is not affiliated with the borrower.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE


                 NUMBER      SQUARE                              % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE%
               OF LEASES     FEET      % OF GLA    BASE RENT       RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING    EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
 VACANT           NAP        5,361        1.6%        NAP          NAP           5,361          1.6%            NAP        NAP
 2004 & MTM         2        2,330        0.7        $34,274         0.5%        7,691          2.3%       $34,274           0.5%
 2005               0            0        0.0              0         0.0         7,691          2.3%       $34,274           0.5%
 2006               1          664        0.2         13,280         0.2         8,355          2.5%       $47,554           0.6%
 2007               2        2,898        0.9         34,776         0.5        11,253          3.4%       $82,330           1.1%
 2008               0            0        0.0              0         0.0        11,253          3.4%       $82,330           1.1%
 2009               0            0        0.0              0         0.0        11,253          3.4%       $82,330           1.1%
 2010               0            0        0.0              0         0.0        11,253          3.4%       $82,330           1.1%
 2011               1      321,355       96.6      7,520,161        98.9       332,608        100.0%    $7,602,491         100.0%
 2012               0            0        0.0              0         0.0       332,608        100.0%    $7,602,491         100.0%
 2013               0            0        0.0              0         0.0       332,608        100.0%    $7,602,491         100.0%
 2014               0            0        0.0              0         0.0       332,608        100.0%    $7,602,491         100.0%
 AFTER              0            0        0.0              0         0.0       332,608        100.0%    $7,602,491         100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL              6      332,608      100.0%    $7,602,491       100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Robert Duncan Plaza Loan appraisal dated January 22, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    36 of 70
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              ROBERT DUNCAN PLAZA
--------------------------------------------------------------------------------

















              [MAP INDICATING ROBERT DUNCAN PLAZA LOCATION OMITTED]


















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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           SHOPPES AT ENGLISH VILLAGE
--------------------------------------------------------------------------------












                [2 PHOTOS OF SHOPPES AT ENGLISH VILLAGE OMITTED]















                                    38 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           SHOPPES AT ENGLISH VILLAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $27,360,000

 CUT-OFF PRINCIPAL BALANCE:    $27,269,383

 % OF POOL BY IPB:             2.6%

 LOAN SELLER:                  LaSalle Bank National Association

 BORROWER:                     Stanbery English Village, L.P.

 SPONSOR:                      P. Jonathan Meyer, Mark A. Pottschmidt

 ORIGINATION DATE:             1/20/2004

 INTEREST RATE:                5.4800%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                2/1/2014

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       357 months

 CALL PROTECTION:              L(32),Def(82),O(3)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Hard

 ADDITIONAL DEBT:              $2,322,113

 ADDITIONAL DEBT TYPE:         Mezzanine Debt

 LOAN PURPOSE:                 Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                   INITIAL     MONTHLY
                                     -------     -----
   Taxes:                            $122,069     $17,438

   Insurance:                          $7,051      $3,526

   CapEx:                                  $0      $1,298

   TI/LC:                                  $0      $4,300

   Upfront Debt Service Holdback:    $930,024(2)       $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Retail -- Anchored

 SQUARE FOOTAGE:           104,014

 LOCATION:                 North Wales, PA

 YEAR BUILT/RENOVATED:     2003

 OCCUPANCY:                96.2%

 OCCUPANCY DATE:           4/12/2004

 NUMBER OF TENANTS:        23

 HISTORICAL NOI:           The property was constructed in 2003,
                           therefore historical NOI is not available.

 UW NOI:                   $2,677,217

 UW NET CASH FLOW:         $2,610,075

 APPRAISED VALUE:          $33,600,000

 APPRAISAL DATE:           10/8/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                $262

 CUT-OFF DATE LTV:                    81.2%

 MATURITY LTV:                        68.0%

 UW DSCR:                             1.40x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       MAJOR TENANTS
                                                                                                                 BASE       LEASE
                                                                        MOODY'S/    SQUARE    % OF     SALES     RENT     EXPIRATION
 TENANT NAME                       PARENT COMPANY                        S&P(1)      FEET      GLA      PSF      PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------------
 THE TALBOT'S INC.                The Talbot's, Inc. (NYSE: TLB)         NAP/NAP     10,924   10.5%     NAP      $27.00       2016
 IRON HILL BREWERY & RESTAURANT   Iron Hill Brewery & Restaurant         NAP/NAP      9,000    8.7%     NAP      $27.50       2013
 THE BOMBAY COMPANY INC.          The Bombay Company, Inc. (NYSE:BBA)    NAP/NAP      8,919    8.6%     NAP      $27.00       2013
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(2) Holdback was set up at closing. Borrower has since qualified for release of funds which were fully dispersed on March 22, 2004.


                                    39 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           SHOPPES AT ENGLISH VILLAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Shoppes at English Village loan is secured by a first mortgage interest in an approximately 104,014 square foot anchored retail center.

THE BORROWER. The borrower is Stanbery English Village, L.P., a special purpose entity. The sponsors of this transaction are P. Jonathan Meyer and Mark A. Pottschmidt. Meyer and Pottschmidt formed Stanbery Development in 2000 and developed the property in 2003. During their careers, they have developed approximately 3.0 million square feet of power centers, convenience centers and lifestyle centers.

A mezzanine loan in the original principal amount of $2,332,115 was made to an affiliate of the borrower prior to the closing of the loan. The mezzanine loan does not relate to the property, but was secured by, inter alia, a pledge of 100% of the partnership interests in the borrower. In addition, the mortgage loan documents permit the future pledge of ownership interests in the borrower to secure the repayment of future indebtedness that may be incurred by the equity owners of the borrower. Although the mortgage loan may be modified without the mezzanine lender's consent, the mezzanine lender does have certain cure rights with respect to a default under the mortgage loan documents as set forth in the intercreditor agreement entered into by and between the mezzanine lender and the mortgage lender. In addition, the intercreditor agreement provides that if the mortgage loan has been accelerated and an enforcement action has commenced or if the senior loan is a specially serviced loan under a pooling and servicing agreement, the mezzanine lender shall have the right to purchase the mortgage loan for a price equal to the outstanding principal balance thereof, together with all accrued interest and other amounts due thereon, any protective advances and any interest charged on any advances for monthly payments of principal and/or interest on the mortgage loan, including all costs and expenses in enforcing the mortgage loan documents.

THE PROPERTY. The center was constructed in 2003 and is 96.2% leased and occupied with a tenant mix of upscale clothing and home furnishings retailers and restaurants. The five largest tenants include the following; The Talbot's Inc. (approximately 10.5% of space, approximately 10.2% of income), Iron Hill Brewery & Restaurant (approximately 8.7% of space, approximately 8.5% of income), Domain (approximately 8.3% of space, approximately 8.4% of income), The Bombay Company Inc. (approximately 8.6% of space, approximately 8.3% of income), and Banana Republic (approximately 6.7% of space, approximately 6.2% of income). Additional national tenants which draw shoppers to the shopping center include Ann Taylor, Coldwater Creek, Jos. A. Banks, and Chico's. The subject is located within the main retail corridor of Horsham Township. The Gwynedd Crossing Shopping Center is located across Route 309 to the west of the subject and includes Fresh Fields, Staples, and Rt. 309 Cinema. The Montgomery Mall, anchored by Macy's, Strawbridge's, JC Penneys and Sears, is located two miles north of the subject and anchors the retail corridor.

Shoppes at English Village is well-located within Horsham Township. Horsham Township is located approximately 30 miles north of the Philadelphia CBD. Route 309 provides primary access to the market area, connecting with I-276 to the north and Route 202 to the south. The area is in its growth stage and the surrounding area continues to undergo development into mostly residential uses with retail development concentrated along the arteries.

THE MARKET(1). The Shoppes at English Village property is located in Montgomery County which is part of the Philadelphia MSA, the sixth largest in the nation, encompassing 8 counties in two states. The total population of the MSA is estimated at approximately 5.2 million people in 2003, while Montgomery County, where the property is located, has approximately 772,100 people. The county's annual compounded growth rate of approximately 0.9% for the period 1998-2003 is more than double the MSA growth rate of approximately 0.44%. These growth rates are expected to converge to approximately 0.46% and approximately 0.35% for the county and Philadelphia MSA respectively for the period ending in 2018. The average household income of approximately $108,949 for the county is considerably more than the approximately $84,932 reported for the MSA. The 2003 three, five, and ten mile ring population estimates of approximately 45,135, approximately 141,515, and approximately 604,417 reflect growth rates of approximately 5.7%, approximately 3.8%, and approximately 2.1% since 2000. Projected growth rates for the period ending in 2008 of approximately 8.8%, approximately 6.2%, and approximately 3.5% reflect the ongoing development to the north of the property.

According to Reis, Inc., the total retail inventory for the Montgomery County submarket was approximately 4.0 million square feet as of December 2003. The reported vacancy for the entire submarket was approximately 6.4% and approximately 3.0% for centers constructed after 1994. The subject currently has an approximately 3.8% vacancy.

PROPERTY MANAGEMENT. The property manager of the Shoppes at English Village property is Levin Management Corporation. Levin Management Corporation is a full service retail real estate management company established in 1952. The company manages 80 properties and approximately 10.0 million square feet of space in NJ, NY, PA, MD, NC, and VA. It provides leasing, financial management and reporting, lease administration, property operations, and construction services. The company is ranked 38th in its industry by Commercial Property News.
-------------------------------------------------------------------------------
(1) Certain information from the Shoppes at English Village loan appraisal dated October 8, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    40 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           SHOPPES AT ENGLISH VILLAGE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                 NUMBER     SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE%
                OF LEASES    FEET        GLA      BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
 VACANT             Nap      3,984        3.8%       NAP         NAP           3,984          3.8%         NAP           NAP
 2004 & MTM           0          0        0.0            $0        0.0%        3,984          3.8%             $0          0.0%
 2005                 0          0        0.0             0        0.0         3,984          3.8%             $0          0.0%
 2006                 0          0        0.0             0        0.0         3,984          3.8%             $0          0.0%
 2007                 0          0        0.0             0        0.0         3,984          3.8%             $0          0.0%
 2008                 2      3,520        3.4       107,060        3.7         7,504          7.2%       $107,060          3.7%
 2009                 0          0        0.0             0        0.0         7,504          7.2%       $107,060          3.7%
 2010                 0          0        0.0             0        0.0         7,504          7.2%       $107,060          3.7%
 2011                 1      3,932        3.8       127,790        4.4        11,436         11.0%       $234,850          8.1%
 2012                 0          0        0.0             0        0.0        11,436         11.0%       $234,850          8.1%
 2013                11     48,366       46.5     1,384,805       47.8        59,802         57.5%     $1,619,655         55.9%
 2014                 7     31,288       30.1       913,331       31.5        91,090         87.6%     $2,532,986         87.5%
 AFTER                2     12,924       12.4       362,448       12.5       104,014        100.0%     $2,895,434        100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               23    104,014      100.0%   $2,895,434      100.0%
------------------------------------------------------------------------------------------------------------------------------------



                                    41 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           SHOPPES AT ENGLISH VILLAGE
--------------------------------------------------------------------------------













          [MAP INDICATING SHOPPES AT ENGLISH VILLAGE LOCATION OMITTED]












                                    42 of 70

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           SHOPPES AT ENGLISH VILLAGE
--------------------------------------------------------------------------------













              [AERIAL PHOTO OF SHOPPES AT ENGLISH VILLAGE OMITTED]













                                    43 of 70

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                          EASTLAKE VILLAGE MARKETPLACE
--------------------------------------------------------------------------------










               [2 PHOTOS OF EASTLAKE VILLAGE MARKETPLACE OMITTED]














                                    44 of 70
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                          EASTLAKE VILLAGE MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $23,000,000

 CUT-OFF PRINCIPAL BALANCE:    $22,891,395

 % OF POOL BY IPB:             2.2%

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     Eastlake Village
                               Marketplace, LLC

 SPONSOR:                      Thomas W. Sudberry, Jr.,
                               Colton T. Sudberry

 ORIGINATION DATE:             12/11/2003

 INTEREST RATE:                5.1300%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                1/1/2019

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       356 months

 CALL PROTECTION:              L(55),Grtr1%orYM(96),O(25)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     NAP

 ADDITIONAL DEBT:              NAP

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                  INITIAL     MONTHLY
                                  ----------    -------
   Taxes:                            $10,000    $38,984

   Insurance:                         $5,520         $0

   CapEx:                            $11,493         $0

   TI/LC:                            $76,618         $0

   Holdback(2):                   $2,174,829         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Retail -- Anchored

 SQUARE FOOTAGE:(1)        101,664

 LOCATION:                 Chula Vista, CA

 YEAR BUILT/RENOVATED:     2003

 OCCUPANCY:                100.0%

 OCCUPANCY DATE:           4/13/2004

 NUMBER OF TENANTS(1):     30

 HISTORICAL NOI:           The property was constructed
                           in 2003, therefore historical
                           NOI is not available.

 UW NOI:                   $2,586,955

 UW NET CASH FLOW:         $2,475,689

 APPRAISED VALUE:          $33,600,000

 APPRAISAL DATE:           6/27/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $297
 CUT-OFF DATE LTV:                     68.1%
 MATURITY LTV:                         46.8%
 UW DSCR:                              1.65x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        MAJOR TENANTS
                                                                                                           BASE        LEASE
                                                               MOODY'S/    SQUARE      % OF     SALES      RENT     EXPIRATION
 TENANT NAME                PARENT COMPANY                      S&P(3)      FEET       GLA(4)    PSF       PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------
 OFFICE DEPOT              Office Depot, Inc. (NYSE: ODP)   Baa3/BBB--     18,005      17.7%       NAV    $18.00        2013
 PRUDENTIAL                Prudential                       NAV/NAV         9,992       9.8%       NAV    $24.02        2013
 SLEEP TRAIN               Sleep Train                      NAV/NAV         7,000       6.9%       NAV    $27.00        2011
 JOHNNY CARINO'S(5)        Johnny Carino's                  NAV/NAV         6,469       6.4%       NAV    $21.62        2023
 ISLANDS RESTAURANT5       Islands Restaurant               NAV/NAV         5,353       5.3%       NAV    $24.29        2023
 MIGUEL'S MEXICAN COCINA   Miguel's Mexican Cocina          NAV/NAV         5,040       5.0%       NAV    $30.11        2019
------------------------------------------------------------------------------------------------------------------------------

(1)  Includes 5 tenants on a ground lease totaling 24,622 square feet.
(2) Occupancy Holdback Funds ($750,000), Improvements Holdback Funds ($687,916), Construction Retainage Holdback Funds ($736,912). To be released upon satisfaction of various conditions including tenants occupying not less than 93% of the net leasable area, completion of tenant improvements, and the general contractor having satisfied all construction obligations.
(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(4) Percent based on total square feet of 101,664 which includes the 24,622 square feet of ground leases.
(5)  Tenants are on a ground lease.


                                    45 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                          EASTLAKE VILLAGE MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Eastlake Village Marketplace loan is secured by a first mortgage interest in an approximately 77,042 square foot anchored retail center.

THE BORROWER. The borrower is Eastlake Village Marketplace, LLC. The borrower is a special purpose entity controlled by Sudberry Properties, Inc. Thomas W. Sudberry Jr, president of Sudberry Properties, Inc., and Colton T. Sudberry, vice president of Sudberry Properties, Inc., will be the non-recourse carveout guarantors guarantors of the loan. Sudberry Properties, Inc. is a San Diego, California based real estate development and asset management firm that specializes in shopping center projects and mixed-use urban communities.

THE PROPERTY. Eastlake Village Marketplace property is an approximately 77,042 square foot anchored retail center located in Chula Vista, California. The Eastlake Village Marketplace property was built in 2003 and is situated on approximately 11 acres. The Eastlake Village Marketplace property comprises part of a approximately 369,839 square foot shopping center. The Eastlake Village Marketplace property is approximately 100.0% leased to approximately 30 tenants including Office Depot (approximately 18,005 square feet), Prudential (approximately 9,992 square feet), Sleep Train (approximately 7,000 square feet), Johnny Carino's (approximately 6,469 square feet) and Islands Restaurant (approximately 5,353 square feet). The Eastlake Village Marketplace property is shadow anchored by an approximately 136,782 square foot Lowe's and an approximately 126,393 square foot Target which will not serve as collateral for the Eastlake Village Marketplace loan. The Eastlake Village Marketplace property has parking for approximately 1,917 cars.

THE MARKET(1). The Eastlake Village Marketplace property is located in the city of Chula Vista, in the southern portion of San Diego County. The Eastlake Village Marketplace property is situated approximately four miles east of the 805 Freeway. Access to the freeway is primarily by Telegraph Canyon Road, a major east/west thoroughfare, and Olympic Parkway.

San Diego County ranks second in population among California's 58 counties, behind Los Angeles, and fourth as the most populous county in the nation. The 2002 population estimate for the county, according to the California Department of Finance, was approximately 2,918,300. This was an increase of approximately 2.0% over the 2001 figure. The projected population for San Diego is approximately 3,441,000 in 2010. The median household income increased 3.5% to $50,500 in 2002. As of December 2002, the county unemployment rate was approximately 4%, which continues to be favorable versus the higher rates of approximately 6.3% for California and approximately 5.7% for the nation.

The San Diego County retail market ended the first quarter of 2003 with an approximately 3.4% vacancy rate. In the last year, the vacancy rate declined approximately 59% from approximately 5.4% that was reported at the end of first quarter 2002. The subject property currently has a 0% vacancy rate.

PROPERTY MANAGEMENT. The property manager of the Eastlake Village Marketplace property is Sudberry Properties, Inc. The property manager is affiliated with the borrower.
-------------------------------------------------------------------------------

                                                 LEASE ROLLOVER SCHEDULE(2)
------------------------------------------------------------------------------------------------------------------------------------
                 NUMBER     SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE     CUMULATIVE%
                OF LEASES    FEET        GLA      BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
 VACANT             NAP          0      0.0%            NAP       NAP                0       0.0%              NAP        NAP
 2004 & MTM           0          0      0.0              $0       0.0%               0       0.0%               $0       0.0%
 2005                 0          0      0.0               0       0.0                0       0.0%               $0       0.0%
 2006                 0          0      0.0               0       0.0                0       0.0%               $0       0.0%
 2007                 0          0      0.0               0       0.0                0       0.0%               $0       0.0%
 2008                 7     10,042     13.0         359,293      15.5           10,042      13.0%         $359,293      15.5%
 2009                 1        110      0.1          19,201       0.8           10,152      13.2%         $378,494      16.3%
 2010                 1      1,205      1.6          46,995       2.0           11,357      14.7%         $425,489      18.3%
 2011                 3     11,673     15.2         365,496      15.7           23,030      29.9%         $790,985      34.0%
 2012                 0          0      0.0               0       0.0           23,030      29.9%         $790,985      34.0%
 2013                 9     44,189     57.4       1,192,104      51.3           67,219      87.2%       $1,983,089      85.3%
 2014                 3      4,783      6.2         189,018       8.1           72,002      93.5%       $2,172,107      93.5%
 AFTER                1      5,040      6.5         151,754       6.5           77,042     100.0%       $2,323,862     100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               25     77,042   100.0%      $2,323,862     100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Eastlake Village Marketplace loan appraisal dated June 27, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(2)  Does not include 5 tenants on a ground lease totaling 24,622 square feet.


                                    46 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                          EASTLAKE VILLAGE MARKETPLACE
--------------------------------------------------------------------------------
















         [MAP INDICATING EASTLAKE VILLAGE MARKETPLACE LOCATION OMITTED]



















                                    47 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              GATEWAY CHULA VISTA
--------------------------------------------------------------------------------











                    [3 PHOTOS OF GATEWAY CHULA VISTA OMITTED]












                                    48 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              GATEWAY CHULA VISTA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $19,000,000

 CUT-OFF PRINCIPAL BALANCE:    $18,980,350

 % OF POOL BY IPB:             1.8%

 LOAN SELLER:                  LaSalle Bank National Association

 BORROWER:                     Gateway Chula Vista, LLC

 SPONSOR:                      The Vera Guerin Separate Property
                               Trust of 1992

 ORIGINATION DATE:             3/10/2004

 INTEREST RATE:                5.8000%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                4/1/2014

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       359 months

 CALL PROTECTION:              L(34),Def(82),O(3)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Springing

 ADDITIONAL DEBT:              NAP

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                 INITIAL    MONTHLY
                                   -------    -------
   Taxes:                          $21,609    $21,609

   Insurance:                           $0     $3,450

   CapEx:                               $0     $1,254

   TI/LC:                               $0     $8,386
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Office -- Suburban

 SQUARE FOOTAGE:           100,321

 LOCATION:                 Chula Vista, CA

 YEAR BUILT/RENOVATED:     2002

 OCCUPANCY:                95.9%

 OCCUPANCY DATE:           3/18/2004

 NUMBER OF TENANTS:        22

 HISTORICAL NOI:

   2003:                   $1,775,473

 UW NOI:                   $1,987,450

 UW NET CASH FLOW:         $1,871,771

 APPRAISED VALUE:          $26,500,000

 APPRAISAL DATE:           12/16/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:               $189
 CUT-OFF DATE LTV:                   71.6%
 MATURITY DATE LTV:                  60.4%
 UW DSCR:                            1.40x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS
                                                                                              BASE
                                                     MOODY'S/      SQUARE        % OF         RENT            LEASE
 TENANT NAME               PARENT COMPANY             S&P(1)        FEET         GLA          PSF        EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------
 EXECUTIVE SUITES         Executive Suites         NAP/NAP        17,566     17.5%         $23.50             2009
 US ATTORNEY'S OFFICE     US Attorney's Office     NAP/NAP        15,370     15.3%         $28.32             2010
 AMERICAN WATER WORKS     American Water Works     NAP/NAP         9,373      9.3%         $29.81             2009
------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              GATEWAY CHULA VISTA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Gateway Chula Vista loan is secured by a first mortgage interest in an approximately 100,321 square foot multi-tenant office building in Chula Vista, California.

THE BORROWER. The borrower is Gateway Chula Vista, LLC, a special purpose entity. The sponsor of this transaction is The Vera Guerin Separate Property Trust of 1992. The sole beneficiary of the trust, Vera Guerin, has over 30 years of real estate experience, and is the largest shareholder in Chapelle Industries, Inc., an established homebuilder based in Los Angeles, California. Ms. Guerin owns, directly through partnerships, in excess of 10 million square feet of office space, several thousand apartment units, and several million square feet of retail product. The trust owns 100% of membership interests in the borrower, which is the sole owner of the property.

THE PROPERTY. The Gateway Chula Vista property also includes a six-tier parking structure that consists of approximately 372 parking spaces. The property was completed in 2002 and the tenant move-in was scheduled in April 2002. The Gateway Chula Vista is currently approximately 95.9% leased to approximately 22 tenants. The first floor of the building contains approximately 8 retail spaces, including Starbucks, Quiznos and a San Diego Credit Union retail office. The second through fifth floors are leased to eighteen office users. Major tenants include Executive Suites, the US Attorney's Office, American Water Works, Countrywide Home Loans and Commonwealth Land Title. The fourth floor of the building, which is comprised of approximately 17,566 square feet of executive suites, is approximately 100.0% leased to Property Service Management. Property Service Management is a division of Mountain West Properties, the subject's management company.

THE MARKET(1). The Gateway Chula Vista property is located in Chula Vista at the intersection of 3rd Avenue and H Street. H Street is a major east/west arterial with interchanges at both I-5 to the west and I-805 to the east, providing access to the property. Located directly across H Street is the South San Diego County Regional Center, which includes the Superior Court for the south county. This branch hears criminal, civil, domestic, juvenile and family law cases. The Chula Vista Center, a approximately 925,000 square foot regional mall, is located 1/2-mile west of the subject on H Street. The mall is anchored by Sears, Macy's, Mervyn's, and JC Penney, and includes 100 in-line stores. The Gateway Chula Vista property benefits from a dense, infill location in Chula Vista. There are several master-planned communities with over approximately 14,000 units developed or currently under construction. Several of these communities, such as Bonita Long Canyon (approximately 650 acres and approximately 863 units in development), are completely sold out.

The Gateway Chula Vista property is located in the South San Diego office submarket. The submarket consists of approximately 38 properties with a total of approximately 1 million square feet of office space. The majority of the space is considered to be Class B due to its age and size. The majority of the buildings in the market are between approximately 20,000 and approximately 50,000 square feet. The Gateway Chula Vista property is the only new office space in Chula Vista. According to the fourth quarter Reis, Inc. report, vacancy of the submarket is 3.1%. Rents for properties built after 1989 range from a low of approximately $22.20 per square foot to a high of approximately $28.80 per square foot.

PROPERTY MANAGEMENT. The property manager is Mountain West Real Estate, Inc. Mountain West Real Estate, Inc. was founded over 23 years ago in San Diego, California. The Company provides commercial real estate leasing, property management, asset management and commercial construction Management services both in San Diego, South Bay and North San Diego Coastal area. Currently, Mountain West manages the significant Class A office properties in the South Bay and prides itself on maintaining a approximately 98% percent occupancy rate for the past six years. The Company currently manages five office properties throughout Chula Vista, totaling approximately 275,000 square feet.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
                                                                                                                       CUMULATIVE
                 NUMBER      SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    % OF BASE
               OF LEASES     FEET      % OF GLA    BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT       RENT
 YEAR           EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
 VACANT          NAP         4,113        4.1%          NAP         NAP         4,113          4.1%           NAP           NAP
 2004 & MTM       0              0        0.0            $0         0.0%        4,113          4.1%            $0          0.0%
 2005             0              0        0.0             0         0.0         4,113          4.1%            $0          0.0%
 2006             0              0        0.0             0         0.0         4,113          4.1%            $0          0.0%
 2007             4         10,064       10.0       308,931        11.6        14,177         14.1%      $308,931         11.6%
 2008             3          8,522        8.5       263,261         9.9        22,699         22.6%      $572,192         21.5%
 2009             7         35,530       35.4       934,674        35.2        58,229         58.0%    $1,506,866         56.7%
 2010             2         18,300       18.2       523,178        19.7        76,529         76.3%    $2,030,044         76.3%
 2011             0              0        0.0             0         0.0        76,529         76.3%    $2,030,044         76.3%
 2012             6         14,205       14.2       394,653        14.8        90,734         90.4%    $2,424,697         91.2%
 2013             0              0        0.0             0         0.0        90,734         90.4%    $2,424,697         91.2%
 2014             0              0        0.0             0         0.0        90,734         90.4%    $2,424,697         91.2%
 AFTER            2          9,587        9.6       234,324         8.8       100,321        100.0%    $2,659,021        100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           24        100,321      100.0%   $2,659,021       100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Gateway Chula Vista Loan appraisal dated December 16, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal


                                    50 of 70
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              GATEWAY CHULA VISTA
--------------------------------------------------------------------------------









              [MAP INDICATING GATEWAY CHULA VISTA LOCATION OMITTED]











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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                              GATEWAY CHULA VISTA
--------------------------------------------------------------------------------












                  [AERIAL PHOTO OF GATEWAY CHULA VISTA OMITTED]











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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2














                      [THIS PAGE INTENTIONALLY LEFT BLANK]
















                                    53 of 70
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                      EMPLOYERS REINSURANCE CORPORATION II
--------------------------------------------------------------------------------












           [2 PHOTOS OF EMPLOYERS REINSURANCE CORPORATION II OMITTED]
















                                    54 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                      EMPLOYERS REINSURANCE CORPORATION II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $17,950,000

 CUT-OFF PRINCIPAL BALANCE:    $17,950,000

 % OF POOL BY IPB:             1.7%

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     Lexington Kansas City LLC

 SPONSOR:                      Lexington Corporate Properties Trust

 ORIGINATION DATE:             4/15/2004

 INTEREST RATE:                5.8300%

 INTEREST ONLY PERIOD:         60 months

 ANTICIPATED REPAYMENT DATE:   5/1/2019

 AMORTIZATION TYPE:            ARD

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       360 months

 CALL PROTECTION:              L(24),Def(143),O(13)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     CMA

 ADDITIONAL DEBT:              NAP

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
The lender reserved the right to collect TI/LC escrows if Employers Reinsurance Corporation's Moody's and S&P credit ratings fall below investment grade.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Office -- Suburban

 SQUARE FOOTAGE:           166,641

 LOCATION:                 Kansas City, MO

 YEAR BUILT/RENOVATED:     1963/2004

 OCCUPANCY:                100.0%

 OCCUPANCY DATE:           3/9/2004

 NUMBER OF TENANTS:        1

 HISTORICAL NOI:           ERC purchased the property from a
                           customer in 2003, therefore historical
                           NOI is not available.

 UW NOI:                   $1,678,029

 UW NET CASH FLOW:         $1,603,040

 APPRAISED VALUE:          $26,500,000

 APPRAISAL DATE:           3/1/2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                $108

 CUT-OFF DATE LTV:                    67.7%

 MATURITY DATE LTV:                   57.2%

 UW DSCR:                             1.26x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
                                                                                                          BASE
                                                                            MOODY'S/   SQUARE    % OF     RENT        LEASE
 TENANT NAME                       PARENT COMPANY                            S&P(1)     FEET     GLA      PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
 EMPLOYERS REINSURANCE CORPORATION General Electric Corporation (NYSE: GE)   Aa2/A+    166,641  100.0%   $11.00        2019
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Ratings provided are for Employers Reinsurance Corporation.



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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                      EMPLOYERS REINSURANCE CORPORATION II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Employers Reinsurance Corporation II loan is secured by a first mortgage, fee interest on an approximately 166,641 square foot office building.

THE BORROWER. The borrower is Lexington Kansas City LLC. The borrower is a special purpose entity controlled by Lexington Corporate Properties (NYSE: LXP). Lexington Corporate Properties Trust is a real estate investment trust which invests in single-tenant net-lease properties throughout the United States. Lexington Corporate Properties currently owns and/or manages 125 properties located in 34 states totaling approximately 24.9 million square feet.

THE PROPERTY. Employers Reinsurance Corporation II property is an approximately 166,641 square foot single-tenant office building located in Kansas City, Missouri. The building was constructed in 1963 with significant renovations completed in 1973, 1985, 2003 and 2004. The single tenant is Employers Reinsurance Corporation ("ERC"). ERC purchased the property from a customer in 2003 and will use the property for its corporate offices and support staff. ERC sold the Employers Reinsurance Corporation II property (purchase price of approximately $25.6 million), along with another office property (purchase price of approximately $53.7 million) it owned, located in Overland Park, KS, in a sale-leaseback to Lexington Corporation Properties for approximately $79.3 million that closed in December 2003. At closing, the properties were leased back to ERC for 15 years. ERC is currently in the process of a $10 million renovation at the Employers Reinsurance Corporation II property with an estimated completion date of May 2004.

ERC is a wholly-owned subsidiary of GE Global Insurance Holding Corp. GE Global Insurance Holding Corp. is a wholly-owned subsidiary of General Electric Corporation (NYSE: GE). ERC serves the life & health reinsurance, property & casualty reinsurance, commercial insurance and healthcare insurance markets.

THE MARKET(1). The Employers Reinsurance Corporation II property is located in Kansas City, Jackson County, Missouri. The Employers Reinsurance Corporation II property borders State Line Road with good visibility. Ingress/egress is provided via curb cuts along the eastern right-of-way of State Line Road and the southern right-of-way of 92nd Street. The Employers Reinsurance Corporation II property is approximately 6 miles south of the Kansas City CBD, and is accessible by way of State Line Road and 92nd Street. The property is approximately one mile north of access to I-435. In the immediate area, surrounding uses include: an office building to the north, a Catholic High School to the south, an office building to the east, and single family residences to the west.

The Employers Reinsurance Corporation II property is located in the Kansas City office market and the South Kansas City submarket. Per REIS, the Kansas City market has an average vacancy of approximately 17.5%, with older buildings (pre-1990s) at approximately 17% to approximately 28%. Although still above its three (approximately 15.4%) and five-year averages (approximately 13.6%), overall vacancy has fallen throughout 2003 and is expected back to historical levels within the next 24 months. Net rents range from approximately $15 to approximately $23 per square foot, with older buildings at the lower end of the range.

Vacancy for the Employers Reinsurance Corporation II property's submarket averages approximately 20.4%, with properties built after 1980 in the approximately 5% to approximately 14% range. Rents average approximately $17.05 per square foot, with rents continuing to decline from the three-year average.

PROPERTY MANAGEMENT. The Employers Reinsurance Corporation II property is self managed by Employers Reinsurance Corporation.
--------------------------------------------------------------------------------
(1) Certain information from the Employers Reinsurance Corporation II Loan appraisal dated March 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                      EMPLOYERS REINSURANCE CORPORATION II
--------------------------------------------------------------------------------














     [MAP INDICATING EMPLOYERS REINSURANCE CORPORATION II LOCATION OMITTED]

















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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                      EMPLOYERS REINSURANCE CORPORATION II
--------------------------------------------------------------------------------












         [AERIAL PHOTO OF EMPLOYERS REINSURANCE CORPORATION II OMITTED]

















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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2












                      [THIS PAGE INTENTIONALLY LEFT BLANK]














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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                          AMERIGE HEIGHTS TOWN CENTER
--------------------------------------------------------------------------------












                [3 PHOTOS OF AMERIGE HEIGHTS TOWN CENTER OMITTED]


















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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           AMERIGE HEIGHTS TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $16,500,000

 CUT-OFF PRINCIPAL BALANCE:    $16,500,000

 % OF POOL BY IPB:             1.6%

 SHADOW RATING (M/F)(1):         AA3/NR

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     MCD-RC CA-Amerige, LLC

 SPONSOR:                      MCD-RC CA-Amerige, LLC

 ORIGINATION DATE:             12/1/2003

 INTEREST RATE:                4.5100%

 INTEREST ONLY PERIOD:         60 months

 MATURITY DATE:                12/1/2008

 AMORTIZATION TYPE:            Interest Only

 ORIGINAL AMORTIZATION:        NAP

 REMAINING AMORTIZATION:       NAP

 CALL PROTECTION:              L(24),Def(28),O(3)

 CROSS-COLLATERALIZATION:      NAP

 LOCK BOX:                     NAP

 ADDITIONAL DEBT:              Permitted

 ADDITIONAL DEBT TYPE:         Mezzanine (Interests in
                               Borrower)

 LOAN PURPOSE:                 Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ESCROWS
--------------------------------------------------------------------------------
No escrows were required
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee

 PROPERTY TYPE:            Retail -- Anchored

 SQUARE FOOTAGE:           96,679

 LOCATION:                 Fullerton, CA

 YEAR BUILT/RENOVATED:     2001

 OCCUPANCY:                100.0%

 OCCUPANCY DATE:           4/7/2004

 NUMBER OF TENANTS:        23

 HISTORICAL NOI:

   2001:                   $430,868

   2002:                   $3,901,757

 TTM AS OF 8/31/2003:      $1,915,689

 UW NOI:                   $2,050,053

 UW NET CASH FLOW:         $1,943,706

 APPRAISED VALUE:          $27,500,000

 APPRAISAL DATE:           8/19/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                $171

 CUT-OFF DATE LTV:                    60.0%

 MATURITY LTV:                        60.0%

 UW DSCR:                             2.61x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         MAJOR TENANTS
                                                                                                             BASE        LEASE
                                                                 MOODY'S/    SQUARE      % OF     SALES      RENT     EXPIRATION
 TENANT NAME           PARENT COMPANY                             S&P(2)      FEET       GLA       PSF       PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------------
 ALBERTSONS           Albertsons, Inc (NYSE: ABS)                Baa2/BBB   57,560       59.5%    NAV        $18.85      2027
 SOUPLANTATION        GF Holdings                                NAP/NAP     7,500        7.8%    $228       $14.67      2022
 RUBIO'S BAJA GRILL   Rubio's Restaurants, Inc. (NSDQ: RUBO)     NAP/NAP     2,035        2.1%    NAV        $34.20      2012
 TOGO'S               Togo's                                     NAP/NAP     2,002        2.1%    NAV        $36.84      2012
 PURE BEAUTY          Pure Beauty                                NAP/NAP     2,000        2.1%    NAV        $35.36      2011
------------------------------------------------------------------------------------------------------------------------------------

(1) Moody's has confirmed that the Amerige Heights Town Center loan has credit characteristics consistent with investment-grade rated obligations.
(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                           AMERIGE HEIGHTS TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Amerige Heights Town Center loan is secured by a first mortgage interest in an approximately 96,679 square foot anchored retail center.

THE BORROWER. The borrower is MCD-RC CA-Amerige, LLC. The borrower is a joint venture entity controlled by Regency Centers Corporation (NYSE: REG) and Macquarie CountryWide Trust. Regency Centers is a self-administered and self-managed real estate investment trust that owns and operates grocery-anchored neighborhood and community shopping centers, with an approximately $3.2 billion national real estate portfolio that encompasses approximately 262 retail properties. Macquarie CountryWide Trust owns a portfolio of approximately 117 supermarkets and shopping centers located throughout Australia, New Zealand and the United States.

THE PROPERTY. The Amerige Heights Town Center property is an approximately 96,679 square foot anchored retail center located in Fullerton, California. The Amerige Heights Town Center was built in 2001 and is situated on approximately
11.1 acres. The Amerige Heights Town Center property comprises part of an approximately 417,111 square foot shopping center. The Amerige Heights Town Center property is approximately 100.0% leased to approximately 23 tenants including Albertsons (approximately 57,560 square feet), Souplantation (approximately 7,500 square feet), Rubio's Baja Grill (approximately 2,035 square feet), Togo's (approximately 2,002 square feet) and Pure Beauty (approximately 2,000 square feet). The Amerige Heights Town Center is shadow anchored by an approximately 125,000 square foot Target and approximately 195,000 square feet of shop space with major tenants including Old Navy, Linens n' Things, Ross Dress for Less and Pier 1 Imports, which will not serve as collateral for the Amerige Heights Town Center loan.

THE MARKET(1). The Amerige Heights Town Center property is located on the northeast corner of West Malvern Avenue and North Gilbert Street in the city of Fullerton, Orange County, California. The property has direct frontage along Malvern Avenue and Gilbert Street. The Amerige Heights Town Center property, as a portion of the larger shopping center site, has access and visibility from roadway frontage.

The Amerige Heights Town Center property is located in the North Orange County submarket which consists of approximately 77 shopping centers totaling approximately 12.5 million square feet in the cities of Brea, Fullterton, La Habra, Placentia, Yorba Linda and portions of Anaheim and Buena Park. The estimated average third quarter 2003 asking rent is at approximately $21.72 per square foot. For community and neighborhood center space, Reis, Inc. reports average non-anchor and anchor space prices at approximately $20.57 per square foot and approximately $13.37 per square foot, respectively. Vacancies in these respective space categories are reported at approximately 3.5% and approximately 1.9%. An overall North Orange County vacancy rate is at approximately 4.8%. The Amerige Heights Town Center property draws from a population over approximately 600,000 within a 5 mile range with average household income of roughly approximately $70,000.

PROPERTY MANAGEMENT. The property manager of the Amerige Heights Town Center property is Regency Centers, L.P. The property manager is affiliated with the borrower.
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE%
                OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
 VACANT          NAP             0        0.0%          NAP        NAP              0          0.0%            NAP           NAP
 2004 & MTM       0              0        0.0            $0        0.0%             0          0.0%             $0          0.0%
 2005             0              0        0.0             0        0.0              0          0.0%             $0          0.0%
 2006             6          7,562        7.8       244,886       11.0          7,562          7.8%       $244,886         11.0%
 2007             3          4,405        4.6       133,602        6.0         11,967         12.4%       $378,487         17.0%
 2008             1          1,430        1.5        45,760        2.1         13,397         13.9%       $424,247         19.1%
 2009             0              0        0.0             0        0.0         13,397         13.9%       $424,247         19.1%
 2010             0              0        0.0             0        0.0         13,397         13.9%       $424,247         19.1%
 2011             4          6,305        6.5       211,308        9.5         19,702         20.4%       $635,555         28.5%
 2012             7         11,917       12.3       396,032       17.8         31,619         32.7%     $1,031,587         46.3%
 2013             0              0        0.0             0        0.0         31,619         32.7%     $1,031,587         46.3%
 2014             0              0        0.0             0        0.0         31,619         32.7%     $1,031,587         46.3%
 AFTER            2         65,060       67.3     1,195,031       53.7         96,679        100.0%     $2,226,618        100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            23        96,679      100.0%   $2,226,618      100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Amerige Heights Town Center loan appraisal dated August 19, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    62 of 70
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                          AMERIGE HEIGHTS TOWN CENTER
--------------------------------------------------------------------------------














          [MAP INDICATING AMERIGE HEIGHTS TOWN CENTER LOCATION OMITTED]














                                    63 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                          AMERIGE HEIGHTS TOWN CENTER
--------------------------------------------------------------------------------

   NOTE: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.















                [SITE MAP OF AMERIGE HEIGHTS TOWN CENTER OMITTED]












                                    64 of 70

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2















                      [THIS PAGE INTENTIONALLY LEFT BLANK]
















                                    65 of 70
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                                 SLIDELL CENTER
--------------------------------------------------------------------------------










                      [3 PHOTOS OF SLIDELL CENTER OMITTED]














--------------------------------------------------------------------------------



                                    66 of 70
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                                 SLIDELL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $14,600,000

 CUT-OFF PRINCIPAL BALANCE:    $14,582,942

 % OF POOL BY IPB:             1.4%

 LOAN SELLER:                  LaSalle Bank National Association

 BORROWER:                     Stirling Slidell Retail Centre, L.L.C.

 SPONSOR:                      Gerald E. Songy, Jr., James E. Maurin,
                               Lewis W. Stirling, III

 ORIGINATION DATE:             3/11/2004

 INTEREST RATE:                5.1510%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                4/1/2014

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       359 months

 CALL PROTECTION:              L(34),Def(82),O(3)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Springing

 ADDITIONAL DEBT:              NAP

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:               INITIAL     MONTHLY
                               ----------    ------
   Taxes:                         $14,722    $3,680
   Insurance:                     $22,841    $4,568
   CapEx:                              $0    $1,745
   TI/LC:                              $0    $6,465
   Engineering:                     $1,88        $0
   Other:                        $275,000        $0
   Holdback(3):                $2,072,880        $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset

 TITLE:                    Fee Simple

 PROPERTY TYPE:            Retail -- Anchored

 SQUARE FOOTAGE:           139,534

 LOCATION:                 Slidell, LA

 YEAR BUILT/RENOVATED:     2003

 OCCUPANCY:                93.5%

 OCCUPANCY DATE:           4/1/2004

 NUMBER OF TENANTS:        16

 HISTORICAL NOI:           The property was constructed in 2003,
                           therefore historical NOI is not available.

 UW NOI:                   $1,573,875

 UW NET CASH FLOW:         $1,475,374

 APPRAISED VALUE:          $19,350,000

 APPRAISAL DATE(2):        5/1/2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:               $105

 CUT-OFF DATE LTV(2):                75.4%

 MATURITY LTV(2):                    62.3%

 UW DSCR:                            1.54x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         MAJOR TENANTS
                                                                                                            BASE        LEASE
                                                              MOODY'S/    SQUARE     % OF     SALES         RENT     EXPIRATION
 TENANT NAME            PARENT COMPANY                         S&P(1)       FEET      GLA       PSF           PSF        YEAR
------------------------------------------------------------------------------------------------------------------------------------
 CIRCUIT CITY          Circuit City Stores, Inc. (NYSE: CC)   NAP/NAP     34,548    24.8%      NAV         $13.00        2020
 ROSS DRESS FOR LESS   Ross Stores, Inc. (NYSE: ROST)         NAP/BBB     30,186    21.6%      NAV          $9.95        2014
 PETSMART              PETsMART, Inc. (NYSE: PETM)            Ba2/BB-     18,900    13.5%      NAV          $9.95        2018
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(2)  Appraisal date is stabilized as of May 1, 2004.
(3) Holdback value until Circuit City moves in and satisfies various escrow conditions.


                                    67 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                                 SLIDELL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Slidell Center loan is secured by a first mortgage interest in an approximately 139,534 square foot anchored retail center located in Slidell, Louisiana.

THE BORROWER. The borrower is Stirling Slidell Retail Centre, L.L.C., a special purpose entity. The primary sponsors and non-recourse carveout guarantors are James E. Maurin, Gerald E. Songy, Jr., and Lewis W. Stirling III. Mr. Maurin is the Chairman and CEO of Stirling Properties and has worked in the real estate industry for over 28 years. Mr. Songy is President of Stirling Properties overseeing residential brokerage and project management. He is also a managing partner of Maurin-Ogden Properties which has developed over 40 projects since 1975 -- mostly anchored retail shopping centers located throughout the middle Gulf South. Mr. Stirling is a founder and principal of Stirling Properties and has been active in real estate for over twenty years.

THE PROPERTY. The Slidell Center property is comprised of three buildings situated on three non-contiguous parcels that are part of the overall shopping center. The first building, located near the center's entrance along Airport Road, contains eight national and regional tenants that range in size from approximately 1,050 square feet to approximately 2,520 square feet. The second building, sandwiched between Academy Sports and Target, is approximately 102,086 square feet and houses five junior anchor tenants including PetsMart (approximately 18,900 square feet), Shoe Carnival (approximately 10,000 square feet), Ross Dress for Less (S&P rated BBB, approximately 30,186 square feet), Dress Barn (approximately 9,000 square feet), and a soon-to-be-completed Circuit City (approximately 34,548 square feet). At the west end of the center on the other side of Target, is the third building, a 25,000 square foot building that contains David's Bridal (S&P rated BBB-), Catherine's Women's Apparel, Moe's Southwest Grill, and Brooks May Music. The center also has an IHOP restaurant (not part of the collateral) located adjacent to the first building near Airport Road. The borrower developed the pad site for Target in 2002 and delivered the remaining center in late 2003. The Slidell Center property is shadow anchored by Target (approximately 124,381 square feet) and Academy Sporting Goods (approximately 68,021 square feet). At loan close, only Circuit City had to take occupancy; however this tenant is scheduled to open and commence paying rent on May 1, 2004. The borrower developed the buildings and site improvements at a total cost of approximately $15,176,000.

THE MARKET(1). The Slidell Center property is situated on the northwest quadrant of Airport Road and Interstate 12 in Slidell, St. Tammany Parish, Louisiana. Slidell and St. Tammany Parish are the most significant growth areas in the New Orleans MSA. Due to its abundance of dry, developable land and proximity to New Orleans, Slidell has become a bedroom community to New Orleans that is highly sought after by people who work in the city but seek a suburban lifestyle. Over the past several years there has been considerable development of high-end single-family housing in the subject area. According to the UNO Real Estate Market Analysis dated January 2004, the average home value in the subject area was estimated to be approximately $179,300. The Slidell Center property is specifically situated in an area dominated by commercial uses surrounding the North Shore Square Mall, an approximately 623,183 square foot enclosed regional mall anchored by Dillard's, Mervyn's, Sears, JCPenney, and Carmike Cinemas. Best Buy, Sam's Club, and Wal-Mart are also located in the vicinity along with The Village at Northshore, an approximately 144,638 square foot community center with tenants that include Office Depot and Bed Bath and Beyond. Sales for the Best Buy, Sam's Club, and Wal-Mart are reportedly approximately $1,040, approximately $355, and approximately $810 per square foot, respectively. Target, the Slidell Center property's shadow anchor, has reported sales of over approximately $27 million in eight months of operation, which equates to approximately $329 per square foot annualized.

PROPERTY MANAGEMENT. The property manager of the Slidell Center property is Stirling Properties, Inc. Stirling Properties, Inc. was founded in 1981 and offers a full range of commercial and residential real estate services, with particular focus on the Gulf South Region. Stirling provides commercial sales and leasing, investment sales, property and asset management, facilities management, project management, development, tenant representation, marketing research, consulting, and business brokerage. The company currently employs over 200 agents and employees in 10 regional offices, has listings for approximately
11.5 million square feet, manages nearly 7.6 million square feet, and has approximately $77 million in real estate under development.
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                 NUMBER     SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE%
               OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------
 VACANT             NAP      9,100       6.5%            NAP       NAP           9,100       6.5%               NAP      NAP
 2004 & MTM           0          0       0.0              $0       0.0%          9,100       6.5%                $0      0.0%
 2005                 0          0       0.0               0       0.0           9,100       6.5%                $0      0.0%
 2006                 0          0       0.0               0       0.0           9,100       6.5%                $0      0.0%
 2007                 0          0       0.0               0       0.0           9,100       6.5%                $0      0.0%
 2008                 6     11,410       8.2         220,885      13.1          20,510      14.7%          $220,885     13.1%
 2009                 0          0       0.0               0       0.0          20,510      14.7%          $220,885     13.1%
 2010                 0          0       0.0               0       0.0          20,510      14.7%          $220,885     13.1%
 2011                 2      2,450       1.8          50,050       3.0          22,960      16.5%          $270,935     16.1%
 2012                 0          0       0.0               0       0.0          22,960      16.5%          $270,935     16.1%
 2013                 4     22,940      16.4         344,295      20.5          45,900      32.9%          $615,230     36.6%
 2014                 2     40,186      28.8         427,851      25.5          86,086      61.7%        $1,043,081     62.1%
 AFTER                2     53,448      38.3         637,179      37.9         139,534     100.0%        $1,680,260    100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL               16    139,534     100.0%     $1,680,260     100.0%
---------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Slidell Center loan appraisal dated February 2, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal. The appraisal value is stabilized as of May 1, 2004.



                                    68 of 70
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                                 SLIDELL CENTER
--------------------------------------------------------------------------------












                [MAP INDICATING SLIDELL CENTER LOCATION OMITTED]











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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-C2

--------------------------------------------------------------------------------
                                 SLIDELL CENTER
--------------------------------------------------------------------------------











                    [AERIAL PHOTO OF SLIDELL CENTER OMITTED]










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